Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. [***] MANUFACTURING AND VEHICLE SUPPLY AGREEMENT (EXPORT) Polestar Performance AB And Asia Europe New Energy Vehicle Manufacturing (Chongqing) Co., Ltd. And Zhejiang Geely Automotive Co., Ltd., Wuhan Branch And Shanghai Global Trading Company Manufacturing of [***] Vehicle Agreement No.: GEE25-012 2 TABLE OF CONTENTS 1. DEFINITIONS ......................................................................................................................... 4 2. SCOPE AND ORDER OF PRIORITY .................................................................................. 11 3. SALE AND PURCHASE ...................................................................................................... 11 4. TECHNICAL SPECIFICATION........................................................................................... 12 5. VOLUME PLANNING PROCEDURES AND ORDER PROCESS .................................... 12 6. PRICE AND PAYMENT ...................................................................................................... 13 7. MANUFACTURING ............................................................................................................. 14 8. DELIVERY, TITLE AND RISK ........................................................................................... 16 9. QUALITY, INSPECTION AND RIGHT TO REJECT PRODUCTS .................................. 19 10. CLAIM HANDLING AND WARRANTY ........................................................................... 21 11. CLAIMS FOR MANUFACTURING RELATED DEFECTS .............................................. 22 12. DEFECTS THAT ARE NOT MANUFACTURING RELATED DEFECT ......................... 22 13. QUALITY ISSUES IN THE FIELD AND CRITICAL CONCERNS .................................. 22 14. PRODUCT LIABILITY ........................................................................................................ 23 15. VEHICLE LIFETIME RECTIFICATION ASSISTANCE ................................................... 23 16. PERMITS ............................................................................................................................... 23 17. TRADEMARKS AND INTELLECTUAL PROPERTY RIGHT ......................................... 24 18. INSPECTION RIGHTS ......................................................................................................... 26 19. EXIT AND EXIT COSTS ..................................................................................................... 26 20. RESPONSBLE BUSINESS ................................................................................................... 27 21. SUSTAINABILITY REQUIREMENTS ............................................................................... 27 22. PRODUCT CYBERSECURITY, INFORMATION AND IT SECURITY REQUIREMENTS 27 23. REPRESENTATIONS ........................................................................................................... 27 24. LIMITATION OF LIABILITY ............................................................................................. 28 25. GOVERNANCE AND CHANGES ....................................................................................... 29 26. CONFIDENTIAL INFORMATION ..................................................................................... 29 27. GOVERNING LAW .............................................................................................................. 31 28. DISPUTE RESOLUTION ..................................................................................................... 31 29. TERM AND TERMINATION .............................................................................................. 32 30. MISCELLANEOUS .............................................................................................................. 34 Agreement No.: GEE25-012 3 LIST OF APPENDICES (a) Appendix 1 - Pricing Principles and Procedures (b) Appendix 2 - Volume Planning Procedures (c) Appendix 3 - Sustainability Requirements (d) Appendix 4 - Responsible Business (e) Appendix 5 - Quality and Warranty (f) Appendix 6 - Unique Type Bound Tooling & Equipment List (g) Appendix 7 - Supply Chain Service Specification (h) Appendix 8 - Minimum Information and IT Security Requirements (i) Appendix 9 - Procurement Contract Transfer Scheme and Liability Allocation Principles Agreement No.: GEE25-012 4 This [***] MANUFACTURING AND VEHICLE SUPPLY AGREEMENT (EXPORT) (this “Manufacturing Agreement”) is entered into on the date indicated below and made among: (1) Polestar Performance AB, Reg. No. 556653-3096, a limited liability company incorporated under the laws of Sweden (the “Buyer” or “Polestar”). (2) Asia Europe New Energy Vehicle Manufacturing (Chongqing) Co., Ltd., Reg. No. 91500000MA614ANX4E, a limited liability company incorporated under the laws of PRC (the “AECQ”). (3) Zhejiang Geely Automobile Co., Ltd. Wuhan Branch, Reg. No. 91420113MA4K27XL4B, a branch of a limited liability company incorporated under the laws of PRC (the “Geely Auto Wuhan” or “Exporting Producer”); and (4) Shanghai Global Trading Corporation, Reg. No. 9131010769577129XR, a limited liability company incorporated under the laws of PRC (the “Export Company”). AECQ and Geely Auto Wuhan are referred to individually and collectively as the “Manufacturer”, while AECQ, Geely Auto Wuhan and Export Company are referred to individually and collectively as the “Supplier”, unless otherwise specifically used or referred to hereunder. AECQ, Geely Auto Wuhan and Export Company are referred to individually and collectively as a “Party” on the one hand (save that the specific entity should be determined based on the context hereunder) and the Buyer as a “Party” on the other hand, and jointly as the “Parties”. BACKGROUND A. The Suppliers are companies within the Geely Group engaged in manufacturing and sales of passenger vehicles and prototypes, spare parts and accessories thereto. B. The Buyer has outsourced the finalization of the development of [***] vehicle (the “Vehicle”) to Zhejiang Geely Automobile Engineering Technology Development Co., Ltd. (“浙江吉利汽车工程技术开发有限公司”in Chinese) (“ETD”) [***]under the Service Agreement (No. GEE25-014) and will enter into a Change Management Framework Agreement with ETD for any further development or changes to the Vehicle. C. The Buyer now wishes to outsource and purchase, and the Supplier wishes to manufacture and sell the Vehicles to the Buyer, in accordance with the terms set out in this Manufacturing Agreement. The Parties have also agreed that the Supplier will manufacture and sell certain spare parts to the Buyer, which terms and conditions will be regulated in a separate agreement. D. [***] E. As a general principle, the Parties agree that transactions involved amongst all relevant entities involved shall be conducted on arm’s length terms. F. In light of the foregoing, the Parties have agreed to execute this Manufacturing Agreement. 1. DEFINITIONS

Agreement No.: GEE25-012 5 The following terms shall have the meanings ascribed to them below. All capitalised terms in singular in the list of definitions shall have the same meaning in plural and vice versa. “Affiliate” means (a) for Supplier, any other legal entity that, directly or indirectly, is controlled by or is under common control with Geely Auto Group Co., Ltd., including ETD, however excluding Buyer and its Affiliates; and (b) for Buyer, any legal entity that, directly or indirectly, is controlled by or is under common control with Polestar Automotive Holding UK PLC, however excluding the Supplier and its Affiliates, “control” for this purpose means the possession, directly or indirectly, of (i) at least 50% of the voting stock, partnership interest or other ownership interest, or (ii) the power (A) to appoint or remove a majority of the board of directors or other governing body of an entity, or (B) to cause the direction of the management of an entity. “Business Day” means a day, other than a Saturday or a Sunday, on which banks generally are open for business in PRC and Sweden. “Buyer” shall have the meaning set out in the preamble under (1) above. “Buyer Unique Supplier(s)” means the Component Suppliers which are appointed by the Buyer, and for which Polestar will remain the contracting party with the Component Supplier. “Change Management Framework Agreement” means the agreement to be entered into between Polestar Performance AB and ETD regarding further development and changes to the Vehicle after OKtB plus 90 days. “China Mainland” or “PRC” means the People’s Republic of China (for the purpose of this Manufacturing Agreement, excluding Hong Kong, Macau and Taiwan). “Common Components” means any Components sourced by the Supplier and used by the Supplier for manufacturing of the Vehicle as well as other vehicles for other brands. “Common Plant Investments” means investments connected to the Manufacturer and used for production of any type of vehicle, including, but not limited to land, building and utilities stored in the plant, IT and plant Permits, which principles the Parties have agreed on as further detailed in Appendix 1 (Pricing Principles and Procedures). “Common Tooling and Equipment” means tooling and equipment owned by the Supplier that is stored at the premises of the Manufacturer, the installation of such equipment and tooling and the related IT connections and used for production of the Vehicle as well as other branded vehicle, if applicable, which principles the Parties have agreed on as set forth in Appendix 1 (Pricing Principles and Procedures). Agreement No.: GEE25-012 6 "Components" means all the components (including software) and parts included in the Vehicle produced according to the Bill of Materials (BOM) and/or SBOM in accordance with the Technical Specification. "Component Supplier(s)" means a party supplying Components included in the Vehicle to the Supplier “Confidential Information” means any and all information regarding the Parties, its Affiliates and their respective businesses, whether commercial or technical, in whatever form or media, including but not limited to, the Technical Information and other information relating to Vehicles, intellectual property rights, concepts, technologies, processes, commercial figures, techniques, strategic plans and budgets, investments, customers and sales, designs, graphics, CAD models, CAE data, targets, test plans/reports, technical performance data and engineering sign-off documents and other information of a sensitive nature, that a Party learns from or about the other Party prior to, during or after the execution of this Manufacturing Agreement. “Consumer Product Audit” or “CPA” means Consumer Product Audit according to agreed standard as approved by the Steering Committee. “CoP” means Conformity of Production. CoP is a means of evidencing the ability to produce a series of products that exactly match the specification, performance and marking requirements outlined in the type approval documentation. “Critical Concern” means issue on Vehicles that can significantly impact vehicle safety, performance or regulatory compliance. A Critical Concern is defined as defects with severity S300, A100 or Frequent B50 according to the “CPA” product audit scale. “Data” means the collection of recorded values (which can be characters, numbers or any other data type) that can via processing be extracted to meaning or information, relating to the Vehicle. “Definitive Monthly Volume” means the rolling monthly volume that has been finally and definitively confirmed by the Parties from time to time during the Volume Planning Procedures, marked as “M0 fixed (na)” under Figure 2 under Appendix 2 (Volume Planning Procedures). “Delay” means the failure by Supplier to deliver to Buyer, Factory Complete Vehicles on time and to the quantities agreed in accordance with the agreed Order Book Planning process as set forth in Appendix 2 (Volume Planning Procedures). For the avoidance of doubt, by making Factory Complete Vehicle available for collection by the Buyer through having the Vehicle parked in the port of exit yard area designated for the Buyer, the Supplier shall be deemed to have delivered Factory Complete Vehicles to the Buyer at such time for the purpose of determining a Delay or not without prejudice to the time of Delivery as set forth in Section 8.1.1 and the time of the transfer of risks and titles as set forth in Section 8.2.1 under this Manufacturing Agreement. “Defect” means the Vehicle or Component (i) does not conform with the agreed Technical Specification, (ii) does not comply with all mandatory laws of the countries in which the Vehicles are to be sold as updated by the Buyer from time to time or made known to the Supplier through the change management process in accordance with Section 25.2 , and/or Agreement No.: GEE25-012 7 (iii) is not free from faults in design related to Components provided by Component Suppliers, and/or (iv) that does not conform with Industry Standard quality in materials and Industry Standard workmanship as stipulated in this Manufacturing Agreement. Defects are classified based upon impact on the customer in different severities according to the product audit rating scale in CPA S300, A100, B50, B30, C10. “Disclosing Party” means the Party disclosing Confidential Information to the Receiving Party. “End of Production” or “EOP” means the end of production of the Vehicle, i.e. [***] years after Job1, unless otherwise agreed between the Parties. “Exit” shall have the meaning set out in Section 19.1. "Exit Cost" means the compensation amount that the Buyer shall pay to the Supplier in accordance with either Section 19.1.1Error! Reference source not found. or Section 19.1.2Error! Reference source not found. as the case may be. "Factory Complete" means when a Vehicle fulfils and complies with all the Supplier’s inspections and quality assurance processes, being in a deliverable condition and fully checked to be in compliance with the Buyer's demands and requirements in accordance with this Manufacturing Agreement, including the Technical Specification. “Field Service Action” or “FSA” means a recall, service action, extended warranty, safety, maintenance or improvement program, or similar action, involving or relating to a Defect in the Vehicle or the Component, implemented or performed by the Buyer, its Affiliates, dealers or other authorized repair facilities. “Fixed Reserved Volumes” shall have the meaning set out in Appendix 2 (Volume Planning Procedures), which shall be the Reserved Volume for the first calendar year (N) as a part of the Reserved Volumes on a rolling basis. “FSR” means the agreed date of Final Status Report (FSR) milestone/Gate [***]. “Geely Auto” means Geely Auto Group Co. Ltd., Reg. No. 91330201MA2CK3LC02, a limited liability company incorporated under the laws of PRC. “ETD” means Zhejiang Geely Automobile Engineering Technology Development Co., Ltd., Reg. No. 91330201MACRMC3J0P, a limited liability company incorporated under the laws of PRC. “Hardship Event” means a material shortage or constraint of supply of the Component in the market that is without prejudice to Section 30.1, beyond the Supplier’s reasonable control which objectively makes the fulfilment of Volume Plan becomes excessively onerous from a commercial or financial perspective. “Industry Standard” means the exercise of such professionalism, skill, diligence, prudence and foresight which would normally be expected at any given time from a skilled and experienced actor engaged in a similar type of undertaking as under this Manufacturing Agreement. Agreement No.: GEE25-012 8 “Job1” means in relation to this Manufacturing Agreement and the Vehicle, the date on which the production of the Vehicle starts. “JPH” means jobs per hour i.e., number of vehicles produced in an hour. "Know-How" means the technical information, knowledge and experience related to the Technical Specification or conveyed through the technical assistance rendered under this Manufacturing Agreement incorporating, if any, industrial and/or intellectual property rights. “Life Cycle Planning Volumes” shall have the meaning and number given to it for a period from FY[***] to FY[***] under Appendix 1 (Pricing Principles and Procedures). “LTIV” means the long-term investment volumes as elaborated on in Appendix 2 (Volume Planning Procedures). “Manufacturer” shall have the meaning set out in the preamble. “Manufacturing and Vehicle Supply Agreement” or “Manufacturing Agreement” means this Manufacturing and Vehicle Supply Agreement including its appendices as amended from time to time. “Manufacturing Related Defect” means a Defect, present on the Vehicle found before and/or at the moment of Factory Complete, is caused during the manufacturing process and is attributable to the Manufacturer. For the sake of clarity, a Manufacturing Related Defect shall exclude any Defect (i) which is attributable to the chosen engineering solution, or (ii) which is a design defect or a Component defect. “Minor Defects” means a truly minor Defect, C10 according CPA rating scale, not meeting the Technical Specification, which has an insignificant impact on functioning of the Vehicle and/or Component, such as small non-visual or visual negative quality impressions which are detectable by experts only. The Parties acknowledge that a Minor Defect does not need to be repaired in most cases but when it frequently and repetitively occurs, the Supplier will make its commercial best efforts to take actions to prevent such Minor Defect from re- occurring on future deliveries. “OKtB” means the date when the Vehicle starts to be delivered to external customers as further defined in the Service Agreement. “Permits” shall have the meaning set out in Section 16.1. “Polestar Group” means any legal entity that, directly or indirectly, is controlled by Polestar Automotive Holding UK PLC. “Polestar Actual Volumes” means the total amount of Vehicles produced by the Manufacturer and achieved Factory Complete status during a certain period. “Plant Launch Cost” means costs incurred up until launch readiness (i.e. LR milestone) for the launch of production at the Manufacturer, which requires the readiness of equipment, facilities and personnel of the Manufacturer to meet the conditions for mass production of the Vehicles.

Agreement No.: GEE25-012 9 “Product Launch Cost” means costs incurred from launch readiness (i.e. LR milestone) up until FSR of the Vehicle to support all phases of the launch process of the Vehicle usage only, including plant manpower to support the launch, launch team facilities and all activities to ensure a quality launch. “Project Agreements” shall have the meaning set out in Section 29.1.5. “Quality Assurance Agreement” means the agreement to be entered into between Polestar Performance AB and Geely Auto and/or its Affiliates, setting out the applicable quality requirements, targets, and procedures for the Vehicle and other mutually agreed vehicle collaboration projects between Polestar Performance AB and Geely Auto and/or its Affiliates. “Receiving Party” means the Party receiving Confidential Information from the Disclosing Party. “Reserved Volumes” shall have the meaning set out in Appendix 2 (Volume Planning Procedures) for a period of the immediately subsequent [***] calendar years [***] as decided by the Steering Committee. “Results” shall mean any outcome of the services uniquely provided to Buyer for the Vehicle under this Manufacturing Agreement (including but not limited to any intellectual property, technology, software, methods, processes, deliverables, objects, products, documentation, modifications, improvements, amendments, and/or any other outcome or result generated by Supplier under this Manufacturing Agreement), irrespective of whether the performance of the services has been completed or not. “Service Agreement” means the service agreement (agreement no: GEE25-014) entered into by Polestar and ETD for finalization of development of the Vehicle, including procurement, logistics and manufacturing engineering activities until FSR. “Spare Parts” shall mean the components, sub-assemblies or spare parts procured from Third Party or produced by the Manufacturer for Vehicle used for aftermarket activities. For the sake of clarity, Spare Parts are not settled under this Manufacturing Agreement. “Steering Committee” means the first level of governance forum for handling the co- operation between the Parties regarding the Vehicle in various matters, under this Manufacturing Agreement which regarding cooperation between the Parties is the so called Geely and Polestar [***] Steering Committee. “Strategic Board” means the highest-level governance forum established by the Parties for handling the cooperation between the Parties regarding the Vehicle in respect of various matters, which includes (but is not limited to) Geely Auto’s and Polestar’s respective CEO. “Systematic Defect” means a Defect attributable to the same, or substantially the same, root cause that occurs, or is likely to occur, at a statistically significant level. A single Minor Defect will not be deemed as a Systematic Defect, provided however that multiple Minor Defects may, when considered collectively on impact level, be deemed a Systematic Defect. Similarly, a few major Defects may be sufficient to qualify as Systematic Defects. Agreement No.: GEE25-012 10 For the sake of clarity, with respect to Manufacturing Related Defects, certain failures in manufacturing or inspection processes may lead to a Systematic Defect and thus be grouped in the following categories: (i) “Wrongly assembled”, (ii) “Forgotten to assemble”, (iii) “Damaged during assembly” and (iv) “Insufficient Paint application not according to Technical Specification”. "Technical Information" means all Technical Specification and Know-How and all other written or printed technical information or software stored in any media or materials or prototypes communicated to the Supplier by the Buyer and all reproductions, excerpts and summaries thereof, and all modifications and/or improvements to the Technical Specification and Know-How made by or for the Supplier. “Technical Specification” means (i) all the required vehicle specifications agreed between ETD and Polestar that are necessary to manufacture the Vehicle as set forth in Section 4 and (ii) all other written or printed technical information or software stored in any media or materials or prototypes communicated to the Supplier by the Buyer (or by ETD on behalf of the Buyer) and all reproductions, excerpts and summaries thereof as agreed between the Parties and confirmed by the Manufacturer (which confirmation should not be unreasonably withheld or delayed), and all modifications and/or improvements made by or for the Supplier pursuant to the change management process provided by ETD or Polestar. Examples are necessary product drawings, material lists, assembly instructions and quality requirements on paper or in electronic form provided by Polestar and/or its Affiliates to the Supplier for the purpose of manufacturing the Vehicle in accordance with the terms and conditions of this Manufacturing Agreement. “Territory” means export markets as defined in appendix 1 to the Service Agreement. “Third Party” means a party other than any of the Parties under this Manufacturing Agreement. For the avoidance of doubt, unless otherwise expressly required by the context, an Affiliate of one of the Parties to this Manufacturing Agreement shall be a Third Party. “Unique Type Bound Tooling and Equipment” means tooling and equipment owned by the Manufacturer [***]that is stored at the premises of the Manufacturer and that are specific to the Vehicles and unique to the Buyer and its Affiliates as further specified in Appendix 6 (Unique Type Bound Tooling & Equipment List), for which principles the Parties have agreed in Appendix 1 (Pricing Principles and Procedures). “Unique Vendor Tooling” means tooling including but not limited to molds, gauges, fixtures located at the premises of a Component Supplier related to the Vehicles (and/or components therein) and that cannot be, or is not expected to be, re-used without modifications for another product, for which principles the Parties have agreed in Appendix 1 (Pricing Principles and Procedures). “VAT” means the prevailing value added tax. "Vehicle" shall have the meaning set out under Background B above. “Vehicle Price” shall have the meaning set out under Section 6.1.1. “Vendor Tooling User Right Agreement” means the agreement between the Manufacturer, Polestar’s Affiliate and/or the owner of the Unique Vendor Tooling for providing the rights Agreement No.: GEE25-012 11 to use such tooling in accordance with principles in Appendix 1 (Pricing Principles and Procedures). “Warranty Period” means the warranty period of the Vehicles available to the Buyer’s end customers in a relevant market as updated by the Buyer from time to time in accordance with applicable laws and regulations. 2. SCOPE AND ORDER OF PRIORITY 2.1 This Manufacturing Agreement sets out the specific terms that shall apply to the manufacturing, assembly and sales to the Buyer of the Vehicle for sales outside of China Mainland. 2.2 In the event there are any contradictions or inconsistencies between the terms of this Manufacturing Agreement and the appendices hereto, the Parties agree that they shall prevail over each other in the following order if not specifically stated otherwise in such document or the context or circumstances clearly suggest otherwise: a) Main document of this Manufacturing Agreement and Appendix 4 - Responsible Business b) Appendix 9 - Procurement Contract Transfer Scheme and Liability Allocation Principles c) Appendix 1 - Pricing Principles and Procedures d) Appendix 2 - Volume Planning Procedures e) Appendix 3 - Sustainability Requirements f) Appendix 5 - Quality and Warranty g) Appendix 6 - Unique Type Bound Tooling & Equipment List h) Appendix 7 - Supply Chain Service Specification i) Appendix 8 - Minimum Information and IT Security Requirements The appendices to this Manufacturing Agreement, form an integral part of this Manufacturing Agreement. 3. SALE AND PURCHASE 3.1 The Supplier agrees to supply to the Buyer, and the Buyer agrees to purchase from the Supplier, the Vehicles ordered in accordance with and under the terms and conditions of this Manufacturing Agreement. The Supplier may only sell the Vehicles to the Buyer and/or its Affiliate as delegated by the Buyer. The Buyer may only sell, marketing and/or otherwise Agreement No.: GEE25-012 12 commercialize the Vehicles within the Territory. The Vehicles shall be manufactured in accordance with the Technical Specifications. 3.2 The Buyer acknowledges that the Supplier will have the Vehicles manufactured for the Buyer and supplied to the Buyer pursuant to terms and conditions set forth under this Manufacturing Agreement. 3.3 The Parties acknowledge that other manufacturing and vehicle supply agreements may exist or may be entered into with other buyers for the production of vehicles by Manufacturer, and if so and if the overall modalities of cooperation contemplated under such agreements is materially similar to the ones for this Manufacturing Agreement, similar Volume Planning Procedure principles as attached to this Manufacturing Agreement as Appendix 2 (Volume Planning Procedures) and similar Exit Cost principles as stated in Section 19, shall be agreed with those other buyer(s) by the Supplier. Notwithstanding the generality of the foregoing, the Reserved Volumes as agreed by the Parties in accordance with Appendix 2 (Volume Planning Procedures) and the Vehicle Price as agreed by the Parties in accordance with Appendix 1 (Pricing Principles and Procedures) shall not deviate negatively therefrom without the written agreement of the Parties. 4. TECHNICAL SPECIFICATION 4.1 Polestar and ETD shall provide the Manufacturer with the Technical Specification in a dual- release process to be agreed between Polestar, ETD and the Manufacturer. The Technical Specification will be released in ETD’s and Polestar’s Product Lifecycle Management system (“PLM”). The Manufacturer undertakes to manufacture and assemble the Vehicle in strict conformity with such Technical Specification, Know-How and/or as otherwise instructed by Polestar and/or its Affiliates. 4.2 Any changes to the Technical Specifications that will affect the Vehicle shall be authorized by the Buyer and notified by Polestar and ETD to the Manufacturer according to the change procedure in Section 25.2. 5. VOLUME PLANNING PROCEDURES AND ORDER PROCESS 5.1 The procedures for volume planning, and order placement of the Vehicles to the Manufacturer, are attached hereto as Appendix 2 (Volume Planning Procedures). 5.2 The installed capacity at the Manufacturer is enabling a production of [***] per year from the year of [***] till expiration of this Manufacturing Agreement. The Supplier shall during the duration of this Manufacturing Agreement maintain capacity to manufacture, assemble and supply to Buyer the Vehicles in quantities ordered by the Buyer up to the volumes agreed between the Parties according to Appendix 2 (Volume Planning Procedures). 5.3 If at any time the Supplier is or is reasonably expected to or will become unable to meet its obligations under this Manufacturing Agreement to supply Vehicles to Buyer and this constraint is attributable to the Buyer Unique Suppliers, the Supplier shall not be held liable for compensating or indemnifying the Buyer for such failure to supply, and Buyer shall, upon the Supplier’s request, make its commercially best efforts to assist the Supplier in resolving the issues in a practical and reasonable manner.

Agreement No.: GEE25-012 13 5.4 If the Supplier is unable to meet its obligations under this Manufacturing Agreement to supply Vehicles due to shortage of Components and/or materials and this constraint is attributable to Component Supplier appointed by the Buyer, and this constraint is attributable to Component Supplier for any reason other than events falling into the scope of a Hardship Event and/or a Force Majeure Event, the Supplier shall not be held liable for compensating or indemnifying the Buyer for such failure to supply, provided that the Supplier shall make its commercially best efforts, and shall exercise the rights it has under the agreements with those Component Suppliers or has been delegated from the Buyer to procure that those Component Suppliers take all actions required to resume compliance with their contractual obligations to the Buyer and/or the Manufacturer. 5.5 The Supplier shall follow the capacity management process agreed between the Supplier and Component Suppliers as reflected in section 6 in Appendix 2 (Volume Planning Procedures). In addition to the capacity management process, Supplier shall immediately notify Buyer of anything that will or might result in constraints in Components or materials used for production of the Vehicle affecting Supplier’s ability to meet its obligation under this Manufacturing Agreement, including possible consequences thereof, and the Parties shall follow the principles and procedures as set forth in Section 5.4 and further jointly agree on specific matters for how to best minimize the effect above. [***] 5.6 The Supplier shall take the Manufacturer’s available volume capacity (including the Life Cycle Planning Volumes, Reserved Volumes and the Definitive Monthly Volume) into consideration when entering into other manufacturing and vehicle supply agreements with other buyers for the production of vehicles by the Manufacturer, if applicable, to the extent that the Buyer’s rights and obligations under this Manufacturing Agreement shall not be substantially and negatively impacted. 5.7 The Buyer will order and the Supplier will supply the Vehicles in accordance with the order process set out in Appendix 2 (Volume Planning Procedures). 6. PRICE AND PAYMENT 6.1 Product Price 6.1.1 The principles and procedures for calculating the full cost of production and for setting the price of the Vehicle, on an ‘arm’s length’ basis, are attached hereto as Appendix 1 (Pricing Principles and Procedures) (the “Vehicle Price”). 6.1.2 In addition to Vehicles, certain services or certain Spare Parts manufactured by the Manufacturer being parts in a Vehicle shall be possible to be ordered for which terms and conditions will be regulated in a separate agreement. 6.2 Payment and invoice 6.2.1 Invoice for each Vehicle shall be provided since specifications are different. Any payment by the Buyer to the Supplier hereunder shall be made to the [***]. 6.2.2 [***]. 6.2.3 The payment shall be made in RMB by bank transfer. Agreement No.: GEE25-012 14 6.2.4 All amounts and payments referred to in this Manufacturing Agreement are exclusive of VAT, and any other taxes, for example withholding tax and surcharges. VAT is chargeable on all invoiced amounts only when required by local law and shall be borne by the Buyer. Buyer may appoint a Third Party to handle the requisite VAT registration and recovery. 6.2.5 Invoice for a Vehicle shall be issued by the Supplier to the Buyer when the Vehicle has been delivered in accordance with Section 8.1.1 (invoice trigger: loaded on vessel). The payment shall be made by the Buyer at the latest [***] days after the invoice date. 6.2.6 Invoices may be generated electronically. However, the Buyer may request hard copy summary invoices over a specified period, in order to satisfy VAT and customs reporting requirements. 6.2.7 [***] 6.2.8 [***] 6.2.9 Payment made later than the due date will automatically be subject to an interest rate for late payment for each day it is not paid and the interest shall be[***]. 7. MANUFACTURING 7.1 Manufacturing and assembly 7.1.1 The Supplier shall at all times perform the services set out in this Manufacturing Agreement in a professional manner. The Supplier shall at all times perform the services using professional and skilled personnel that has been properly educated for the services to be performed. The Supplier shall efficiently utilise the resources, materials and services necessary to provide the services set out in this Manufacturing Agreement and shall perform the services in a cost-effective manner consistent with the required level of quality and performance in a way that meets Industry Standards. As part of that obligation, the Supplier undertakes to improve the cost efficiency of the services continuously throughout the duration of this Manufacturing Agreement. 7.1.2 The Manufacturer undertakes to assemble the Vehicle in strict conformity with the Technical Specification, Know-How and/or as otherwise from time to time and shall never implement any product changes, modification or substitutions of Component(s) unless instructed in accordance with the change management process laid out in the Change Management Framework Agreement. 7.1.3 [***] 7.1.4 The Manufacturer will strive to meet Buyer’s sustainability standards and will keep the Buyer informed, as set forth in Appendix 3 (Sustainability Requirements). 7.2 Equipment and tooling 7.2.1 The Supplier undertakes to maintain all tooling and equipment, in its ownership and possession, for Vehicles to be produced by the Manufacturer. [***] Normal tooling maintenance will be conducted by the Manufacturer and related costs to be charged as part Agreement No.: GEE25-012 15 of the Vehicle Price, whereas update and replacement of Unique Type Bound Tooling and Equipment will be controlled and paid separately by the Buyer [***]. 7.2.2 The Supplier shall perform onsite inventory check including labelling [***] for such Unique Type Bound Tooling and Equipment [***] 1 and the Buyer could review and sign-off of the inventory checks. [***] 7.2.3 The Supplier undertakes to acquire or have acquired, all such necessary tooling, equipment and systems, including but not limited to jigs, fixtures, tools and welding equipment, necessary for the assembly of the Vehicle. [***] 7.2.4 Any Unique Type Bound Tooling and Equipment acquired in accordance with Sections 7.2.1 and 7.2.3 shall meet the Buyer’s quality requirements, as aligned with Industry Standard. 7.2.5 All plant tooling and equipment used by the Manufacturer for the production of the Vehicles shall be maintained in proper working condition by the Manufacturer in accordance with applicable maintenance instructions for said tooling and equipment or by using industry practice if there are no specific instructions. 7.2.6 The Supplier should assist the Buyer in phasing out projects related to the Unique Type Bound Tooling and Equipment and Unique Vendor Tooling if necessary. Cost for carving out Unique Type Bound Tooling and Equipment and Unique Vendor Tooling is to be borne by the Buyer. Buyer and Supplier must agree on process and timing for handling Unique Type Bound Tooling and Equipment and Unique Vendor Tooling no later than twelve (12) months before EOP, unless otherwise agreed between the Supplier and the Buyer. Agreed timing and process must not unreasonably and materially interfere with the manufacturing of any other product by the Manufacturer, and the direct loss of the Supplier caused by such interference shall be compensated by the Buyer, and details of such compensation shall be further negotiated between the Supplier and the Buyer. 7.2.7 For Unique Type Bound Tooling and Equipment and Unique Vendor Tooling, the Buyer or Buyer’s Affiliates shall grant or procure granting the Supplier the right to use such assets for the manufacturing of the Vehicle under proper user right agreements to be entered into between the Supplier and the Buyer’s Affiliate and/or the proper entity holding the ownership. [***]. 7.2.8 Unique Type Bound Tooling and Equipment and Unique Vendor Tooling acquired in accordance herewith shall be used only for the manufacture, calibration and test of the Vehicles, Components and Spare Parts. Changes to the Unique Type Bound Tooling and Equipment for any reason is subject to the change management process. 7.2.9 [***]. 7.2.10 The Buyer shall pay Supplier for its share of Common Plant Investments and Common Tooling and Equipment investments and the Buyer shall compensate the Supplier for its cost incurred under the user right agreement related to Unique Type Bound Tooling and Agreement No.: GEE25-012 16 Equipment and Unique Vendor Tooling according to the pricing principles set forth in Appendix 1 (Pricing Principles and Procedures). 7.3 Components 7.3.1 The Supplier shall be responsible for: (a) purchasing the Components from Component Suppliers for the production of Vehicles; and/or (b) calling-off such Components from Component Suppliers and taking other necessary measures as the case may require. 7.3.2 For the Components to be called-off from Component Suppliers by the Supplier, the Supplier will be provided with information required by the Buyer to be able to call-off Components. 7.3.3 The Supplier is responsible for managing inbound logistics, including but not limited to, transportation from Component Suppliers to the Manufacturer, custom clearance and to pay domestic logistic cost including customs duties. 7.3.4 The Supplier shall pay all Component Suppliers’ invoices directly to the Component Suppliers. The costs for such Components shall be included in the Vehicle Price. 7.3.5 [***] 7.3.6 . [***] 7.3.7 For the sake of clarity, the Supplier is responsible for all indirect procurement activities related to the Manufacturer under this Manufacturing Agreement. 7.4 Insurance 7.4.1 The Supplier is responsible to procure and maintain appropriate and adequate insurance coverage for its business operations and activities performed under this Manufacturing Agreement. For the avoidance of doubt, the aforementioned includes a responsibility for the Supplier to ensure that all facilities, equipment and tooling used by the Manufacturer is properly insured except for when the ownership of the Unique Type Bound Tooling and Equipment and Unique Vendor Tooling used for manufacturing the Vehicle has been transferred to or retained with the Buyer or Component Supplier. 7.4.2 The Buyer is responsible to procure and maintain appropriate and adequate insurance coverage for its business operations and activities performed under this Manufacturing Agreement (if any) [***]. 7.4.3 The Supplier undertakes to keep the Vehicles fully insured until the title and risk of loss or damage has been passed to the Buyer in accordance with Section 8.2.1. 7.4.4 [***]. 8. DELIVERY, TITLE AND RISK 8.1 Delivery of Vehicle 8.1.1 For Factory Complete Vehicles, the delivery shall take place at FOB Incoterms 2020 at the port agreed between the Parties, unless otherwise agreed between the Parties. In the event

Agreement No.: GEE25-012 17 that the Buyer requires logistics services other than what is set out in this Section, any such cost and expense related to such logistics services will be reimbursed by the Buyer to the Supplier. 8.1.2 The Supplier shall notify the Buyer when a Vehicle is Factory Complete by registering the Vehicle as Factory Complete in the system used by the Parties for such communication. 8.1.3 The Supplier shall deliver to the Buyer the Factory Complete Vehicles within the timeframe decided during the Volume Planning Procedures as agreed between the Parties under Appendix 2 (Volume Planning Procedures) and keep the Buyer informed of the planned production schedule and Factory Complete status of the Vehicles, and inform the Buyer of the planned timing for the Vehicles to be available at the port for the Buyer to collect, at the latest eight (8) Business Days in advance of such planned time in order for the Buyer to arrange for timely transportation. 8.1.4 The Manufacturer shall provide annual schedule of AECQ opening hours to the Buyer. The Manufacturer should update the Buyer with any planned changed to opening hours eight (8) Business Days in advance of planned changes. 8.1.5 The Buyer acknowledges that AECQ has a total of [***] parking slots available for use and some are for the Vehicles now. If another brand or another Polestar vehicle project is decided to be manufactured in AECQ, the Supplier has the right to allocate parking slots based on pro rata basis. If any additional space is required, the Parties will agree on the number and reasonable additional costs. The Supplier could provide reasonable support if required by the Buyer and the Supplier is capable to provide the requested support, then the Supplier will, correspondingly be entitled to charge the Buyer a reasonable management fee and/or parking fee, to be agreed between the Parties. If the parking issue cannot be resolved through the aforementioned measures, such issue shall be escalated to the Steering Committee within two (2) days for a prompt resolution notwithstanding the relevant timeframe set out in Section 28.1. The Buyer shall, in addition to the obligation described herein, take into consideration that the Supplier will produce vehicles to other buyers than the Buyer and that such vehicles also need be stored on the yard of AECQ. 8.2 Title and risk of loss or damage 8.2.1 Title and risk of loss or damage of the Vehicle with respect to each Vehicle passes to the Buyer at the moment of invoicing in accordance with Section 6.2.5, without prejudice for the Buyer’s right to reject Vehicles under Section 9. 8.2.2 The working procedure up to FOB shall be agreed separately by the Parties. 8.3 Delay of Delivery of Vehicles 8.3.1 Supplier shall immediately notify Buyer of (i) anything that, as the Supplier may reasonably foresee, will or might result in any Delay, including possible consequences thereof, and (ii) how Supplier intends to minimize the effect of (i) above, without prejudice to the Supplier’s liabilities (if any) under this Manufacturing Agreement. 8.3.2 If the Supplier is in Delay of delivery of Vehicles or reasonably suspects that a Delay will occur, Supplier shall without delay perform a root cause analysis and, provided the root cause analysis indicates that the Delay is or will be caused by the Supplier, take reasonable Agreement No.: GEE25-012 18 measures in order to avoid the Delay and if not possible to avoid, to remedy the Delay. Any such measures shall be at the Supplier’s own cost without including such cost to the Vehicle Price. 8.3.3 [***] 8.3.4 [***] 8.3.5 [***] 8.4 Distribution and outbound logistic 8.4.1 The Vehicles will be distributed by the Buyer through the distribution network managed by the Buyer. 8.4.2 The Supplier is obligated to take all necessary steps to facilitate export of the Vehicles and to contribute to an efficient export in accordance with instructions provided by the Buyer, including but not limited to, ensuring that such export is authorised as required by relevant laws and regulations of PRC. 8.5 Customs 8.5.1 The Supplier is responsible to obtain and maintain any customs licenses in PRC necessary to facilitate the performance of this Manufacturing Agreement, including but not limited to export license. This obligation extends for the Supplier to comply with instructions provided by the Buyer to facilitate efficient export from PRC. 8.5.2 For the avoidance of any doubt, the Supplier shall facilitate customs processes in PRC for the Vehicle supplied under this Manufacturing Agreement. The Supplier shall carry out necessary due diligence regarding compliance risks, including corruption risk before appointing such customs agent. 8.5.3 The Supplier shall ensure that a Vehicle supplied under this Manufacturing Agreement qualifies as originating goods under the rules of origin provisions in a preferential trade to which PRC is party during the term of this Manufacturing Agreement. The Supplier shall provide the Buyer with a valid Certificate of Origin issued by the competent authority in PRC for each Vehicle which shall include necessary information required by the import country (including without limitation, the model, VIN number and any other necessary information as reasonably required) as agreed between the Parties, in accordance with the relevant laws in any country implementing such preferential trade agreements to the Buyer in order for the Buyer to enjoy the preferential rate of tariff duty in the import country. 8.5.4 To the extent that the obligation in Section 8.5.3 is not fulfilled by the Supplier, and solely and directly due to Supplier’s default of not fulfilling its obligation in accordance with Section 8.5.3, the Buyer consequently is unable to enjoy the preferential rate of tariff duty in the import country, and the Buyer has made its commercially best efforts mitigate measures to the extent legally and practically possible, the Supplier shall compensate the Buyer as a lump sum amount for the difference between the amount of import duty paid by the Buyer Agreement No.: GEE25-012 19 (or its nominee in the country of import) and the amount of import duty that would have been paid had the preferential rate of tariff duty been enjoyed. 9. QUALITY, INSPECTION AND RIGHT TO REJECT PRODUCTS 9.1 Quality 9.1.1 The Parties acknowledge that the attainment and maintenance according to quality requirements for the Vehicle and process reliability are of paramount importance. The Manufacturer shall take all precautions and institute all procedures necessary in order to assure the quality requirements in accordance with this Manufacturing Agreement and Appendix 5 (Quality and Warranty) in particular as well as the standards of Consumer Product Audit. The Supplier shall upon direction of the Buyer take such actions and in relation to Components Suppliers that are necessary to rectify deviations from the product quality requirements of the Vehicle and processes as set out in this Manufacturing Agreement. The quality requirements will apply to all Vehicles. The Manufacturer shall meet and maintain the standards of Vehicle specified in the Technical Specification. 9.1.2 Consumer Product Audit quality metrics requirements are defined in Appendix 5 (Quality and Warranty) and shall apply to all Vehicles. Standard alignment, calibration and target levels are set out in Appendix 5 (Quality and Warranty). 9.1.3 The Parties acknowledge that in order to fulfil the quality requirements set out in this Manufacturing Agreement and in Appendix 5 (Quality and Warranty), the Parties will share with each other the manufacturing quality key performance indicators and other data as specified in Appendix 5 (Quality and Warranty) and shall regularly submit quality control, test reports and records as agreed by the Parties in Appendix 5 (Quality and Warranty). 9.1.4 The assembly or any other activity connected to production or inspection of the Vehicles under this Manufacturing Agreement shall take place at the premise of the Manufacturer by fully trained and qualified personnel allocated for the Vehicle. 9.2 Inspection and tests 9.2.1 When the Manufacturer has completed its work on the Vehicle it shall pass through the test line, where the Manufacturer will calibrate, test and inspect the Vehicle and decide whether it fulfils the Technical Specification and is Factory Complete without any Defects (excluding Minor Defects). For the sake of clarity, even if the Vehicle has passed through the test line, the Manufacturer is responsible for that the Vehicle continues to fulfil and meet the Technical Specification and is Factory Complete until the Vehicle is delivered to the Buyer in accordance with Section 8.1.1. The test line shall consist of a thorough inspection and, if the Buyer so requires, road tests in accordance with the standards and requirements (including the CPA, compliance of products standards and requirements) under Appendix 5 (Quality and Warranty) or any other standards as agreed upon by the Parties. 9.2.2 The Buyer shall be entitled, at its own expense and upon providing reasonable notice and the agreed time plan by both Parties to the Manufacturer, to inspect during regular business hours the assembly of the Vehicles and may carry out tests on the Vehicles that have been parked at the last point of rest, in order to ascertain that the Vehicles meet the product and process Agreement No.: GEE25-012 20 quality requirements stipulated in this Manufacturing Agreement and complies with the Technical Specification and is without any Defects (excluding Minor Defects). 9.2.3 For the avoidance of doubt, such inspection and tests carried out shall in no event relieve the Manufacturer from its responsibility for the quality of the delivered Vehicle and its compliance with this Manufacturing Agreement, irrespective of whether the Manufacturer and/or Buyer has or should have identified any Defects during such tests. 9.2.4 In the event the inspection and tests showing that the Vehicle does not fulfil or meet the Technical Specification, or is not Factory Complete or has a Defect, Section 9.3 shall apply. 9.2.5 The Manufacturer is responsible for conducting internal and external CoP testing of complete Vehicle stipulated by legal requirements applicable to related market regulations. The Buyer shall inform the Manufacturer of the Territory in advance. The Manufacturer is responsible for facilitating, coordinating and proving conformity in CoP audits conducted by a Third Party appointed by legislating authorities. All relevant fees shall be included in the Vehicle Price. The Manufacturer is also responsible for CoP testing on a component level only for inhouse produced Components. For the avoidance of doubt, it is the Manufacturer’s responsibility to provide all relevant evidence which demonstrates conformity of production on both vehicle and component level (but only for inhouse produced Components). Further guidelines on the CoP related activities are stated in Appendix 5 (Quality and Warranty). 9.3 Right to reject, defects and repair at the premise of the Manufacturer 9.3.1 The Vehicles delivered by the Supplier to the Buyer shall be Factory Complete and free from Defects (excluding Minor Defects). 9.3.2 The Supplier needs to pause delivering Vehicles to Buyer according to the routine described in detail in section 1.4 under Appendix 5 (Quality and Warranty). [***] 9.3.3 [***] 9.3.4 [***] 9.3.5 [***] 9.3.6 For avoidance of doubt, the Manufacturer shall physically correct any Defects (excluding Minor Defects) found prior to delivery of the Vehicles in the port of exit in accordance with Section 8.1.1. The Buyer shall not be obliged to accept Vehicles if such Defects have not

Agreement No.: GEE25-012 21 been properly corrected or the Vehicle is not Factory Complete. The Buyer shall have the right to determine, case by case, the order of priority in which such Vehicles shall be repaired. 9.3.7 [***] 9.4 [***] 9.4.1 [***] 9.4.2 [***] 9.4.3 [***] 9.4.4 [***] 10. CLAIM HANDLING AND WARRANTY 10.1 The Manufacturer warrants and represents that the Vehicle shall be free from Defect. Notwithstanding the aforementioned, the Manufacturer makes no warranty, expressed or implied, to the Buyer with respect to Minor Defects provided that the Minor Defect have been reported to the Buyer in a format agreed by the Parties. 10.2 If a Defect is found in a Vehicle after delivery, the party appointed in the Quality Assurance Agreement, the Manufacturer and ETD (depending on the type of the Defect) shall promptly: (i) perform a root cause analysis to identify the cause of the Defect; (ii) provide the Buyer with a report detailing the root cause of failure; (iii) secure that immediate containment action is implemented in the process (manufacturing quality control point, quality firewall on the Components); (iv) procure that the Defect is corrected at the manufacturer of the Component or at the Manufacturer; (v) secure implementation of permanent solution; (vi) provide Buyer with procedure for correcting the Defect in aftermarket. Detailed Field Quality Improvement process will be agreed and outlined in the Quality Assurance Agreement. 10.3 The Parties agree that they will work together to investigate if a Defect is a design defect arising from product design [***], a Component defect caused by a Component Supplier or a combination of them in accordance with Product Quality Improvement Process regulated in the Quality Assurance Agreement. If the Parties cannot reach an agreement, the issue in question shall be escalated by both Parties. 10.4 The technical solution to solve the Defect shall follow the change management process agreed by the Parties and/or their respective Affiliates prior to implementation. Both Parties Agreement No.: GEE25-012 22 acknowledge that safety and customer care requirements require the Manufacturer´s urgent handling in this respect. 11. CLAIMS FOR MANUFACTURING RELATED DEFECTS 11.1 The Manufacturer shall be responsible for cost relating to claims caused by Manufacturer’s faulty manufacturing or assembly within the Warranty Period, however always subject to the limitation as set out in Section 24. For the avoidance of doubt, damages include costs for Field Service Action (“FSA”) (including administrative costs relating thereto). Further details are outlined in section 4 in Appendix 5 (Quality and Warranty). 11.2 The Parties acknowledge and agree that the Supplier shall not be responsible for taking any action to correct or responsible for any loss, cost, expense or claim arising from Defects which are caused by faulty design of the Buyer or its Affiliates or which is not a Manufacturing Related Defect. Further procedures for handling the liability investigations and cost reimbursements will be agreed and outlined in the Quality Assurance Agreement. 12. DEFECTS THAT ARE NOT MANUFACTURING RELATED DEFECT 12.1 If a Defect is not Manufacturing Related Defect, sections 5 and 6 in Appendix 9 (Procurement Contract Transfer Scheme and Liability Allocation Principles) shall apply. 13. QUALITY ISSUES IN THE FIELD AND CRITICAL CONCERNS 13.1 Quality issues on the field 13.1.1 To secure the quality of the Vehicles in the field, the Data collection system shall support early detection and early resolution of any potential issues. The Supplier understand that full cooperation between the Parties will be needed which includes sharing all relevant Data and Vehicle product information and any other relevant information that is needed until EOP plus twenty (20) years as set out in Appendix 5 (Quality and Warranty) to the extent legally permitted. This cooperation obligation also includes the Suppliers’ obligations to investigate all issues or potential issues that might occur with the Vehicle and when requested by the Buyer, they shall use commercially reasonable efforts to assist in necessary matters reasonably requested by the Buyer or its Affiliates. 13.1.2 All detailed steps concerning the Product Quality Improvement Process and handling issues on the field will be agreed and outlined in Quality Assurance Agreement. 13.2 Critical Concerns in Manufacturing If it is recognised that potential Critical Concerns may crossed the Factory Complete point, the Buyer needs to be informed and the Critical Concern Escalation process needs to be started as set out in Appendix 5 (Quality and Warranty). This process directly sets the ground for handling Critical Concerns processed further to the Buyer. 13.3 Field Service Action The Buyer in its sole opinion may decide (i) whether an issue shall be classified as critical, and (ii) how a critical issue shall be handled. The Buyer will also communicate solely with authorities or external parties about the issues which may relate to or develop the recall or Agreement No.: GEE25-012 23 FSA, the Supplier is expected to cooperate with the Buyer in all relevant ways in order to secure that the Buyer can act according to the Critical Concern Action Process (CCAP) Test set forth in the Quality Assurance Agreement. 13.4 Document Retention Policy The Supplier undertakes to retain documentation relating to the Vehicles in accordance with its own document retention policy or otherwise agreed by Parties specifically until EOP plus twenty (20) years. The Supplier shall be obliged to provide documentation to the Buyer upon the Buyer’s reasonable request. 14. PRODUCT LIABILITY 14.1 Subject to Section 14.2, the Supplier shall be responsible towards Third Parties for any and all product liability claims relating to the Vehicle, and shall indemnify, defend and hold harmless the Buyer from and against all such product liability claims from Third Parties in the event that, (a) the Vehicle has a Systematic Defect or Defect (unless the Defect is a Minor Defect), and (b) the Defect and/or Systematic Defect is caused by the Supplier or its Affiliates. For the avoidance of doubt, any claims related to Defect and/or Systematic Defects that is not a Manufacturing Related Defect shall be handled in accordance with Section 12. 14.2 The obligation to hold the Buyer harmless under Section 14.1 applies only to damages as finally awarded by a court of law, an arbitration tribunal or agreed in a settlement approved by the Supplier. The Buyer agrees that it shall promptly inform the Supplier of the existence of such Third Party claim and, to the extent legally and practically possible, offer the Supplier to have full scale access to any proceedings or other actions pursuant to such Third Party claim and the right to participate in the negotiation of any agreement or settlement. Nevertheless, any settlement shall for the avoidance of doubt be approved by the Supplier as set forth hereabove unless it is on an absolutely urgent basis or otherwise required by applicable law or best practice, failing which may entail a substantially higher legal or commercial risk. 15. VEHICLE LIFETIME RECTIFICATION ASSISTANCE 15.1 The Supplier shall be obliged to assist the Buyer in its endeavours to rectify Defects until fifteen (15) years following EOP of the Vehicle at an arm’s length compensation. 16. PERMITS 16.1 The Supplier is responsible for its operation and shall hold all necessary permits required by all applicable PRC laws and regulations where it is incorporated and/or for the purpose of performing its obligations and responsibilities under this Manufacturing Agreement, including, but not limited to, to produce and sell the Vehicles under this Manufacturing Agreement (the “Permits”). 16.2 All Permits shall be valid so that the Supplier can produce and sell the Vehicles during the term of this Manufacturing Agreement. In event that necessary assistance is required in Agreement No.: GEE25-012 24 obtaining Permits under this section, the Buyer shall make its commercially best endeavour to support the Supplier with such application. 17. TRADEMARKS AND INTELLECTUAL PROPERTY RIGHT 17.1 General For the avoidance of doubt, this Manufacturing Agreement shall in no way be construed as to give any of the Parties any right whatsoever to use any registered or unregistered trademarks or brand names owned or licensed by another Party or its Affiliates, except in the manner and to the extent set forth in this Manufacturing Agreement or expressly consented to in writing by the other Party. 17.2 License of Buyer’s Intellectual property 17.2.1 The Buyer hereby grants the Supplier an irrevocable (subject to Section 29), royalty free, non-exclusive, sub-licensable (only to the extent set out in Section 17.2.2 below) license to the Buyer’s intellectual property rights (owned by or licensed to the Buyer; same below for the whole Section 17 including the Buyer’s trademarks) which are necessary for the procurement, assembly, production, import and export, transport, sale of the Vehicles and/or its Components and solely for the purpose of procurement, assembling, producing, importing and exporting, transporting, selling of the Vehicles and/or its Components to the Buyer under and during the term of this Manufacturing Agreement. The license granted hereunder does not give the Supplier any right whatsoever to use the Buyer’s intellectual property rights for any purpose other than the production of the Vehicles and purposes as stated in this Section 17.2. 17.2.2 For the avoidance of doubt and without limiting the rights provided in Section 17.2.1, Supplier may only grant a sub-license within the license scope described in Section 17.2.1 to its Affiliates and suppliers (the “Permitted Sublicensees”), provided always that any such sub-license shall only be granted to the extent reasonably necessary in each individual circumstance for the specific purpose of such sub-license and in any and all events within the license scope in Section 17.2.1. 17.2.3 Each Party warrants that, to the best of its knowledge, it has obtained or secured all necessary ownership rights or licenses to any materials, documentation, information, instruction, specification, technology, deliverables, objects, modifications, amendments or data provided by or on behalf of such Party to the other Party, including but not limited to the intellectual property of any Third Party. Further, each Party warrants that, to the best of its knowledge, the performance of the other Party’s obligations under this Manufacturing Agreement, in conformity with its instructions, will not result in any claim of intellectual property infringement. Finally, each Party shall indemnify and hold the other Party, its Affiliates, and their respective personnel harmless against any and all costs, damages, liabilities, and expenses directly resulting from or arising out of any claim, suit, litigation, or other legal proceeding by a third party alleging infringement, misappropriation, or violation of any intellectual property rights, to the extent such claim relates to the indemnifying Party’s

Agreement No.: GEE25-012 25 materials, documentation, information, instructions, specifications, technology, deliverables, objects, modifications, amendments, or data provided under this Manufacturing Agreement. 17.3 Geely brand name For the sake of clarity, it is especially noted that this Manufacturing Agreement does not include any right to use the ‘Geely’ brand name or trademarks, or refer to ‘Geely’ in communications or official documents of whatever kind. This means that this Manufacturing Agreement does not include any rights to directly or indirectly use the ‘Geely’ brand name or ‘Geely’ trademarks, on or for any products or when marketing, promoting and/or selling such products, or in any other contacts with Third Parties, e.g. in presentations, business cards and correspondence. 17.4 Polestar brand name Correspondingly, it is especially noted that this Manufacturing Agreement does not include any right to use the ‘Polestar’ brand name, or Trademarks, or refer to ‘Polestar’ in communications or official documents of whatever kind. This means that, this Manufacturing Agreement does not include any rights to directly or indirectly use the ‘Polestar brand name or ‘Polestar Trademarks, on or for any products or when marketing, promoting and/or selling such products, or in any other contacts with Third Parties, e.g. in presentations, business cards and correspondence. 17.5 Trademark on Vehicles 17.5.1 Notwithstanding the above, the Suppliers are hereby granted the right to use the Buyer’s trademarks but solely for the purpose of: (i) manufacturing the Vehicles in accordance with the Technical Specification or as otherwise instructed by the Buyer under this Manufacturing Agreement, and (ii) completing the government filings in PRC for the sole purpose of manufacturing the Vehicles. 17.5.2 [***] 17.5.3 Ownership of existing Intellectual Property Rights 17.5.4 All intellectual property rights that were either developed or otherwise acquired by a Party before entering into this Manufacturing Agreement, or are developed or otherwise acquired Agreement No.: GEE25-012 26 by a Party outside of, but during the term of, this Manufacturing Agreement, will continue to be owned by such Party. 17.6 [***] 17.7 [***] 18. INSPECTION RIGHTS 18.1 [***] 18.2 Such inspection shall not interfere normal operations of the Supplier, especially the Manufacturer, and be made during regular business hours. 18.3 In case that the Buyer is not capable to perform inspection by itself due to lack of competence, resources or under Force Majeure circumstances, the Buyer can appoint in writing an independent third party (provided that the Buyer shall always ensure that such third party will comply with Section 26). The Buyer shall inform the Supplier on the proposed independent third party and if there could be any conflict of interest, both Parties shall discuss in good faith and reach a practical solution within fifteen (15) Business Days from the commencement of the discussion, failing which the Parties shall escalate such issue according to the escalation principles under Section 28.1. 18.4 Should Buyer during any inspection find non-fulfilment of the requirement or contractual obligation set forth herein, Buyer is entitled to comment on the identified deviations. Supplier shall, upon notice from the Buyer, make reasonable efforts to take reasonable actions required in order to fulfil the requirements. In the event the Parties cannot agree upon measures to be taken in respect of the inspection, each Party shall be entitled to escalate such issue to the Steering Committee. 18.5 For any inspection, information will be provided to the extent that (i) it is permitted by applicable laws and regulations, especially competition law or any law in relation to data protection law, and (ii) it will not violate any provisions, or result in the breach of, any other contract or agreement to which it is a party or any unilateral commitment or undertaking which is binding on it, especially not breaching a confidentiality obligation contained in a contract between Supplier and anyone other than the Buyer (and Buyer’s Affiliates). Should the Supplier become aware of any laws or regulations or contractual obligations that may substantially hinder the aim of this Section 18, it shall discuss with the Buyer and, to the extent practicable and lawful, propose alternative arrangements to allow the aims of this Section 18 to be met. 18.6 The Parties acknowledge that the Supplier may have additional customers other than the Buyer. It is understood between the Parties that the Buyer’s inspection rights under this Section 18 shall not extend to any information relevant for such additional customers. 19. EXIT AND EXIT COSTS Agreement No.: GEE25-012 27 19.1 The Buyer is entitled to terminate this Manufacturing Agreement according to Section Error! Reference source not found., at its own discretion for no cause (the “Exit”), and the compensation mechanism should follow the process set out in this Section 19. 19.1.1 [***] 19.1.2 [***] 19.1.3 [***] 19.2 [***] 19.3 [***] 19.4 [***] 20. RESPONSBLE BUSINESS The Parties shall be responsible for compliance requirements as set forth in Appendix 4 (Responsible Business). 21. SUSTAINABILITY REQUIREMENTS The Supplier is responsible to ensure that AECQ adheres to the sustainability requirements set forth in Appendix 3 (Sustainability Requirements). 22. PRODUCT CYBERSECURITY, INFORMATION AND IT SECURITY REQUIREMENTS [***] 23. REPRESENTATIONS 23.1 Each Party warrants and represents to the other Party that: (a) it is duly organized, validly existing, and in good standing under the laws of its respective jurisdiction of incorporation or formation, as applicable; (b) it has full corporate power and authority to execute and deliver this Manufacturing Agreement and to perform its obligations hereunder; (c) the execution, delivery and performance of this Manufacturing Agreement have been duly authorized and approved, with such authorization and approval in full force and effect, and do not and will not (i) violate any laws or regulations applicable to it or (ii) violate its organization documents or any agreement to which it is a party; and (d) this Manufacturing Agreement is a legal and binding obligation of it, enforceable against it in accordance with its terms. Agreement No.: GEE25-012 28 24. LIMITATION OF LIABILITY 24.1 Neither Party shall be responsible for any indirect, incidental or consequential damage or any losses of production or profit or goodwill loss caused by it under this Manufacturing Agreement. 24.2 Without prejudice to Supplier’s right under Section 19, and subject to Section 24.1, each Party’s aggregate liability for any damage arising out of or in connection with this Manufacturing Agreement shall be limited to RMB [***] for calendar year 2026 and RMB [***] per year for the following years until EOP. 24.3 The limitations of liability set out in this Section 24.2 shall not apply in respect of damage: (a) claims related to death or bodily injury; (b) caused by wilful misconduct or gross negligence; or (c) caused by a Party’s breach of the confidentiality undertakings in Section 26 (Confidential Information) below. 24.4 Liquidated damages payable by the Supplier to the Buyer due to a Delay of delivery of Vehicle in accordance with Section 8.3.3 and shall not be part of or calculated to the headroom of the limitation of liabilities set out in Section 24.2. 24.5 Any compensation, indemnification and/or damage paid by Component Supplier or other amount payable to the Buyer shall not be part of or calculated to the headroom of the limitation of liabilities set out in Section 24.2. For the sake of clarity, with respect to compensation, indemnification and/or damage payable by the Supplier to the Buyer due to Supplier’s breach of this Manufacturing Agreement resulting from Component Supplier, sections 5.4 and 6(b) in Appendix 9 (Procurement Contract Transfer Scheme and Liability Allocation Principles) shall apply. 24.6 Unless otherwise specified under this Manufacturing Agreement (including any Appendix or exhibits) or otherwise agreed by the Parties, any compensation, indemnification and/or damage payable by the Supplier to the Buyer shall not be included to or negatively affect the Vehicle Price. 24.7 No Party shall be entitled to recover losses or damages more than once from any claim for losses and damages under any other agreements in relation to this collaboration project of the Vehicles in respect of any shortfall, damage, deficiency, breach or other set of circumstances which gives rise to one or more claims for such losses and damages. 24.8 [***]

Agreement No.: GEE25-012 29 25. GOVERNANCE AND CHANGES 25.1 Governance 25.1.1 The Parties shall act in good faith in all matters and shall at all times co-operate in respect of changes to this Manufacturing Agreement as well as issues and/or disputes arising under this Manufacturing Agreement. 25.1.2 The governance and co-operation between the Parties in respect of this Manufacturing Agreement shall primarily be administered on an operational level. In the event the Parties on an operational level cannot agree upon aspects relating to the co-operation between the Parties, each Party shall be entitled to escalate such issue to the Steering Committee. 25.1.3 If the Steering Committee fails to agree upon a solution of the disagreement the relevant issue should be escalated to the Strategic Board for decision. 25.2 Changes 25.2.1 For any changes or updates of the Technical Specifications after OKtB plus 90 days according to change management process set out in the Change Management Framework Agreement or the Service Agreement if the Parties have not yet entered into the Change Management Framework Agreement, to be agreed upon both Parties, the Supplier undertakes to immediately incorporate any changes which concluded through the change management process and confirmed by both the Buyer and Supplier upon the Components, Vehicle or manufacturing engineering processes related thereto in accordance with strict batch sequence orders and plans as agreed by the Parties. The Supplier shall bear the costs for all the described work. All related work performed by the Supplier shall be charged back to the Buyer as part of the price for the Vehicle. 25.2.2 For any changes or updates of Reserved Volumes, the Parties should follow the volume planning procedures attached hereto as Appendix 2 (Volume Planning Procedures) and should be handled in the governance procedures which are set forth in Section 25.1 above. 25.2.3 During the term of this Manufacturing Agreement, each Party can request other changes to this Manufacturing Agreement than what is set forth in Sections 25.2.1 and 25.2.2, which shall be handled in accordance with the governance procedure set forth in Section 25.1 above. All Parties agree to act in good faith to address and respond to any change request within a reasonable period of time. The Parties acknowledge that the other Party will not perform in accordance with such change request until agreed in writing between the Parties. For the avoidance of any doubt, until there is written agreement about the requested change, all work shall continue in accordance with this Manufacturing Agreement. 26. CONFIDENTIAL INFORMATION 26.1 The Parties shall take any and all necessary measures to comply with the security and confidentiality procedures of the other Party. 26.2 All Confidential Information shall only be used for the purposes comprised by the fulfilment of this Manufacturing Agreement. Each Party will keep in confidence any Confidential Information obtained in relation to this Manufacturing Agreement and will not divulge the same to any Third Party, unless the exceptions specifically set forth below in this Section Agreement No.: GEE25-012 30 26.3 below apply or when approved by the other Party in writing, and with the exception of their own officers, employees, consultants or sub-contractors with a need to know as to enable such personnel to perform their duties hereunder, as well as with the exception of such personnel of the Parties and their Affiliates with a need to know as for the Parties to perform their duties hereunder and in relation to the operation of the Manufacturer. 26.3 This Section 26 will not apply to Confidential Information which the Receiving Party can demonstrate: (a) was in the public domain other than by breach of this undertaking, or by another confidentiality undertaking; (b) was already in the possession of the Receiving Party before its receipt from the Disclosing Party; (c) is obtained from a Third Party who is free to divulge the same; (d) is required to be disclosed by mandatory law, court order, lawful government action or applicable stock exchange regulations; or (e) is developed or created by one Party independently of the other, without any part thereof having been developed or created with assistance or information received from the other Party. 26.4 The Receiving Party shall protect the disclosed Confidential Information by using the same degree of care, but no less than a reasonable degree of care, to prevent the dissemination to Third Parties or publication of the Confidential Information, as the Receiving Party uses to protect its own Confidential Information of similar nature. Further, each Party shall ensure that its employees and consultants are bound by a similar duty of confidentiality and that any subcontractors taking part in the fulfilment of that Party’s obligations hereunder, enters into a confidentiality undertaking containing in essence similar provisions as those set forth in this Section 26.4. 26.5 Any tangible materials that disclose or embody Confidential Information should be marked by the Disclosing Party as “Confidential,” “Proprietary” or the substantial equivalent thereof. Confidential Information that is disclosed orally or visually shall be identified by the Disclosing Party as confidential at the time of disclosure, with subsequent confirmation in writing within thirty (30) days after disclosure. However, the lack of marking or subsequent confirmation that the disclosed information shall be regarded as “Confidential”, “Proprietary” or the substantial equivalent thereof does not disqualify the disclosed information from being classified as Confidential Information. 26.6 If any Party violates any of its obligations described in this Section 26, the violating Party shall, upon notification from the other Party, (i) immediately cease to proceed such harmful violation and take all actions needed to rectify said behaviour and (ii) financially compensate Agreement No.: GEE25-012 31 for the harm suffered as determined by an arbitral tribunal pursuant to Section 28.2 below. All legal remedies (compensatory but not punitive in nature) according to law shall apply. 26.7 This confidentiality provision shall survive the expiration or termination of this Manufacturing Agreement without limitation in time. 27. GOVERNING LAW 27.1 The interpretation and execution of this Manufacturing Agreement shall be governed by the laws of PRC, without giving regard to its conflict of laws principles. 28. DISPUTE RESOLUTION 28.1 Escalation principles. 28.1.1 In case the Parties cannot agree on a joint solution for handling disagreements or disputes, a deadlock situation shall be deemed to have occurred and each Party shall notify the other Party hereof by the means of a deadlock notice and simultaneously send a copy of the notice to the Steering Committee. Upon the receipt of such deadlock notice, the receiving Party shall within ten (10) days of receipt, prepare and circulate to the other Party a statement setting out its position on the matter in dispute and reasons for adopting such position, and simultaneously send a copy of its statement to the Steering Committee. Each such statement shall be considered by the next regular meeting held by the Steering Committee or in a forum meeting specifically called upon by either Party for the settlement of the issue. 28.1.2 The members of the Steering Committee shall use reasonable endeavours to resolve a deadlock situation in good faith. As part thereof, the Steering Committee may request the Parties to in good faith develop and agree on a plan to resolve or address the breach, to be presented for the Steering Committee without undue delay. If the Steering Committee agrees upon a resolution or disposition of the matter, the Parties shall agree in writing on terms of such resolution or disposition and the Parties shall procure that such resolution or disposition is fully and promptly carried into effect. 28.1.3 If the Steering Committee cannot settle the deadlock within thirty (30) days from the deadlock notice pursuant to Section 28.1.1 above, such deadlock will be referred to the General Counsels of each Party, which shall use reasonable endeavours to resolve the situation in the same way as indicated above. If no Steering Committee has been established between the Parties, the relevant issue shall be referred to the General Counsels of each Party immediately and Section 28.1.2 above shall not apply. 28.1.4 If the General Counsels of each Party cannot settle the deadlock within thirty (30) days from the deadlock notice pursuant to the section above, despite using reasonable endeavours to do so, such deadlock will be referred to the Strategic Board for decision. Should the matter not have been resolved by the Strategic Board within thirty (30) days counting from when the Agreement No.: GEE25-012 32 matter was referred to them, despite using reasonable endeavours to do so, the matter shall be resolved in accordance with Section 28.2 below. 28.1.5 All notices and communications exchanged in the course of a deadlock resolution proceeding shall be considered Confidential Information of each Party and be subject to the confidentiality undertaking in Section 26 above. 28.1.6 Notwithstanding the above, the Parties agree that either Party may disregard the time frames set forth in this Section 28.1 and apply shorter time frames and/or escalate an issue directly to the Strategic Board in the event the escalated issue is of an urgent character and where the applicable time frames set out above are not appropriate. 28.2 Arbitration 28.2.1 Any dispute, controversy or claim arising out of or in connection with this Manufacturing Agreement, or the breach, termination or invalidity thereof, shall, be finally settled by arbitration by the China International Economic and Trade Arbitration Committee (“CIETAC”), which shall be held in Shanghai and conducted in accordance with the CIETAC’s arbitration rules in effect at the time of applying for arbitration, whereas the language to be used in the arbitral proceedings shall be English and Chinese. The arbitral tribunal shall be composed of three arbitrators. 28.2.2 Irrespective of any discussions or disputes between the Parties, each Party shall always continue to fulfil its undertakings under this Manufacturing Agreement unless an arbitral tribunal or court (as the case may be) decides otherwise. 28.2.3 In any arbitration proceeding, any legal proceeding to enforce any arbitration award, or any other legal proceedings between the Parties relating to this Manufacturing Agreement, each Party expressly waives the defence of sovereign immunity and any other defence based on the fact or allegation that it is an agency or instrumentality of a sovereign state. Such waiver includes a waiver of any defence of sovereign immunity in respect of enforcement of arbitral awards and/or sovereign immunity from execution over any of its assets. 28.2.4 All arbitral proceedings as well as any and all information, documentation and materials in any form disclosed in the proceedings shall be strictly confidential. 29. TERM AND TERMINATION 29.1 Term and termination 29.1.1 This Manufacturing Agreement shall become effective when signed by duly authorised signatories of each Party and shall, unless terminated in accordance with Section 29.1.2 below, remain in force for a period of seven years after Job1. Should Buyer wish to continue production after seven years following Job1 the Parties shall, in good faith, negotiate a possible prolongation of this Manufacturing Agreement. This Manufacturing Agreement

Agreement No.: GEE25-012 33 may be early terminated in accordance with what is set out below in Sections 29.1.2, Error! Reference source not found., Error! Reference source not found. and 29.2. 29.1.2 Either Party shall be entitled to terminate this Manufacturing Agreement with immediate effect, in the event; (a) the other Party commits a material breach of the terms of this Manufacturing Agreement, which has not been remedied within forty-five (45) days from written notice from the other Party to remedy such breach (if capable of being remedied); or (b) if the other Party should become insolvent or enter into negotiations on composition with its creditors or a petition in bankruptcy should be filed by it or it should make an assignment for the benefit of its creditors. 29.1.3 Upon termination in accordance with this Section 29, the Parties should agree on how to handle supply of Spare Parts for the period after termination. 29.1.4 [***] 29.1.5 [***] 29.2 Change of Control A Party shall be entitled to terminate this Manufacturing Agreement in the event that any Change of Control (as defined below) has occurred in the other Party, unless the other Party’s prior written consent has been obtained. “Change of Control” means (a) in the case of the Buyer, the Buyer ceasing to be controlled by Polestar Automotive Holding UK PLC or (b) in the case of the Supplier, the Supplier ceasing to be controlled by Geely Auto. 29.3 Consequences of termination 29.3.1 Termination of this Manufacturing Agreement shall be without prejudice to the accrued rights and liabilities of the Parties on the date of termination, unless expressly waived in writing by the Parties. 29.3.2 Unless otherwise agreed by the Parties, upon expiry or termination of this Manufacturing Agreement, the rights of the Supplier referred to in this Manufacturing Agreement hereof shall cease and the Supplier shall forthwith cease to assemble the Vehicle or any Components thereof. 29.3.3 The Supplier shall upon expiry or termination of this Manufacturing Agreement make no further use of the Technical Information and Know-How owned or associated with the Buyer and shall return to the Buyer, at the Supplier’s expense the Technical Information in tangible Agreement No.: GEE25-012 34 form and any reproductions or copies thereof or, at the Buyer's option, present acceptable evidence that the same have been completely destroyed. 29.3.4 Upon termination of this Manufacturing Agreement, the Buyer shall within sixty (60) days after expiry, purchase at Vehicle Price for Factory Complete Vehicles, fair market value for Components agreed by Parties any non-defective Vehicle and/or Components and non- cancellable orders regarding supply to the Buyer. 29.3.5 Unless otherwise agreed in this Manufacturing Agreement, neither Party is entitled to claim compensation for goodwill, investments made, indemnities for loss of profit or of clientele, or consequential loss can be claimed by reason of termination of this Manufacturing Agreement. 29.3.6 Notwithstanding the foregoing, if the Buyer elects to terminate this Manufacturing Agreement according to Section 19, the consequences set forth under Section 19 shall apply and prevail over other Sections under this Section 29.3 in case of any conflict therebetween. 30. MISCELLANEOUS 30.1 Force Majeure 30.1.1 Neither Party shall be liable for any failure or delay in performing its obligations under this Manufacturing Agreement to the extent that such failure or delay is caused by a Force Majeure Event. A “Force Majeure Event” means any event beyond a Party's reasonable control, which by its nature could not have been foreseen, or, if it could have been foreseen, was unavoidable, for example; strikes, lock-outs or other industrial disputes (whether involving its own workforce or a Third Party's), politically enforced decision regarding pandemic isolation, core raw material shortage, governmental behaviour (e.g. restriction on supply of electricity, change of laws, regulations and policies), failure of general energy sources or transport network, restrictions concerning motive force, acts of God, war, terrorism, insurgencies and riots, civil commotion, mobilization or extensive call ups, interference by civil or military authorities, national or international calamity, currency restrictions, requisitions, confiscation, armed conflict, malicious damage, breakdown of plant or machinery, nuclear, chemical or biological contamination, sonic boom, explosions, collapse of building structures, fires, floods, storms, stroke of lightning, earthquakes, loss at sea, epidemics or similar events, natural disasters or extreme adverse weather conditions, or default or delays of the Manufacturer’s suppliers or subcontractors if such default or delay has been caused by one of the foregoing Event. 30.1.2 A Party shall not be considered in breach of this Manufacturing Agreement to the extent that such Party’s performance of its obligations under this Manufacturing Agreement is prevented by a Force Majeure Event. 30.1.3 A non-performing Party, which claims there is a Force Majeure Event, and cannot perform its obligations under this Manufacturing Agreement as a consequence thereof, shall promptly inform the other Party in writing and use all commercially reasonable efforts to continue to perform or to mitigate the impact of its non-performance notwithstanding the Force Majeure Agreement No.: GEE25-012 35 Event and shall continue the performance of its obligations as soon as the Force Majeure Event ceases to exist. 30.1.4 If the consequences of the Force Majeure Event continue for a period of ninety (90) days without a solution acceptable to both Parties which materially affect or jeopardize the performance and/or fulfilment of any material responsibilities and/or liabilities of one Party according to this Manufacturing Agreement, the other Party shall be entitled to terminate this Manufacturing Agreement without accruing any liability for such termination. 30.2 Notices 30.2.1 All notices, demands, requests and other communications to any Party as set forth in, or in any way relating to the subject matter of, this Manufacturing Agreement must be in legible writing in the English language delivered by personal delivery, email transmission or prepaid overnight courier using an internationally recognized courier service and shall be effective upon receipt, which shall be deemed to have occurred: (a) in case of personal delivery, at the time and on the date of personal delivery; (b) if sent by email transmission, at the time and date indicated on a response confirming such successful email transmission; (c) if delivered by courier, at the time and on the date of delivery as confirmed in the records of such courier service; or (d) at such time and date as delivery by personal delivery or courier is refused by the addressee upon presentation; in each case provided that if such receipt occurred on a non-Business Day, then notice shall be deemed to have been received on the next following Business Day; and provided further that where any notice, demand, request or other communication is provided by any Party by email, such Party shall also provide a copy of such notice, demand, request or other communication by using one of the other methods. 30.2.2 All such notices, demands, requests and other communications shall be sent to the following addresses: To the Supplier: Asia Europe New Energy Vehicle Manufacturing (Chongqing) Co., Ltd. Attention: [***] Address: No. 99 Heping Road, Jiangbei District, Chongqing, PRC Email: [***] Zhejiang Geely Automobile Co., Ltd. Wuhan Branch Attention: [***] Address:368 Ganmao Avenue, Hannan District, Wuhan Hubei Province, PRC Email: [***] Shanghai Global Trading Corporation Attention: [***] Agreement No.: GEE25-012 36 Address: Room 1902, Hongqi Center, Lane 355, Nanzheng Road, Putuo District, Shanghai, PRC Email: [***] With a copy not constituting notice to: Attention: [***] Address 1760 Jiangling Road, Hangzhou, PRC Email: [***] To the Buyer: Polestar Performance AB Attention: [***] Address: Polestar HQ, Assar Gabrielssons Väg 9, 418 78 Göteborg Email: [***] With a copy not constituting notice to: Polestar Performance AB Attention: Legal Department Address: Polestar HQ, Assar Gabrielssons Väg 9, 418 78 Göteborg Email: [***] 30.3 Assignment Neither Party may, wholly or partly, assign, pledge or otherwise dispose of its rights and/or obligations under this Manufacturing Agreement without the other Party’s prior written consent. 30.4 Waiver Neither Party shall be deprived of any right under this Manufacturing Agreement because of its failure to exercise any right under this Manufacturing Agreement or failure to notify the infringing Party of a breach in connection with this Manufacturing Agreement. Notwithstanding the foregoing, rules on complaints and limitation periods shall apply. 30.5 Severability In the event any provision of this Manufacturing Agreement is wholly or partly invalid, the validity of this Manufacturing Agreement as a whole shall not be affected and the remaining provisions of this Manufacturing Agreement shall remain valid. To the extent that such invalidity materially affects a Party’s benefit from, or performance under, this Manufacturing Agreement, it shall be reasonably amended. 30.6 Entire agreement All arrangements, commitments and undertakings in connection with the subject matter of this Manufacturing Agreement (whether written or oral) made before the date of this Manufacturing Agreement are superseded by this Manufacturing Agreement and its Appendices.

Agreement No.: GEE25-012 37 30.7 Amendments Any amendment or addition to this Manufacturing Agreement must be made in writing and signed by the Parties to be valid. 30.8 Survival 30.8.1 If this Manufacturing Agreement is terminated or expires pursuant to Section 29 above, Section 15 (Vehicle Lifetime Rectification Assistance), Section 14 (Product Liability), Section 13.4 (Document Retention Policy), Section 17 (Trademarks and Intellectual Property Right), Section 24 (Limitation of Liability), Section 26 (Confidential Information), Section 27 (Governing Law), Section 28 (Dispute Resolution), Section 29.3 (Consequences of Termination), section 4 in Appendix 4 (Personal Data Protection) as well as this Section 30.8 and other Sections hereof which by their nature are intended to survive, shall survive any termination or expiration and remain in force as between the Parties after such termination or expiration. [SIGNATURE PAGE FOLLOWS] Agreement No.: GEE25-012 38 This Manufacturing Agreement has been signed in seven (7) originals, of which the Buyer has received one (1) and AECQ, Geely Auto Wuhan, and Export Company have received two (2) originals each. POLESTAR PERFORMANCE AB ASIA EUROPE NEW ENERGY VEHICLE MANUFACTURING (CHONGQING) CO., LTD. By: Jonas Engström By: Tan Xi Printed Name:Jonas Engström Printed Name: Title: COO Title: General Manager AECQ Date: 31 January 2026 Date: 3 February 2026 By: Anna Rudensjö Printed Name: Anna Rudensjö Title: General Counsel Date: 31 January 2026 ZHEJIANG GEELY AUTOMOTIVE CO., SHANGHAI GLOBAL TRADING LTD. WUHAN BRANCH CORPORATION By: Zhao Xingwang By: Li Yuxi Printed Name: Printed Name: Title: Deputy General Manager Title: International Business Director Date: 5 February 2026 Date: 6 February 2026 Agreement No.: GEE25-012 39 Agreement no.: GEE25-012 APPENDIX 1 PRICING PRINCIPLES AND PROCEDURES [***]

Agreement no.: GEE25-012 APPENDIX 2 VOLUME PLANNING PROCEDURES [***] Agreement no:. GEE25-012 [***] 1 Appendix 3 Sustainability Manufacturing Requirements for [***] [***] 1 APPENDIX 4 - RESPONSIBLE BUSINESS 1. COMPLIANCE WITH LAWS AND CODE OF CONDUCT 1.1. Each Party shall comply with all applicable laws, regulations and regulatory requirements applicable to the Parties or their activities which are legally enforceable and mandatory (“Applicable Laws”) as of signing of this Manufacturing Agreement, when performing their obligations under this Manufacturing Agreement. Without limiting the generality of the foregoing, each Party shall, and shall take commercially reasonable efforts to procure its Contracted Direct Suppliers in connection with this Manufacturing Agreement to, comply with all Applicable Laws as of signing of this Manufacturing Agreement, including but not limited to those relating to human rights, labor, environment, competition, data privacy and data protection, anti-corruption and anti-bribery, export control and trade sanctions. 1.2. New Regulations / Evolving Legal Requirements 1.2.1. Notification of New Requirements Notwithstanding anything set out in the contrary in this Manufacturing Agreement, in the event that, after signing of this Manufacturing Agreement and during its term, any new Applicable Law is issued (a “New Law”), a Party shall notify the other Party without undue delay, together with a description of the expected impact and the Parties shall thereafter agree on next steps pursuant to the mechanism outlined in this Section 1.2. [***] 1.3. Without limiting the generality of Sections 1.1 and 1.2, each Party shall, respectively at their own expense, obtain and maintain all certifications, authorizations, licenses and permits that may be required in the jurisdiction by any regulatory or administrative agency under Applicable Laws as of signing of this Manufacturing Agreement in connection with the conduct of their business which are necessary for them to perform their respective obligations under this Manufacturing Agreement. 1.4. Supplier has been provided with and reviewed a copy of Polestar’s Code of Conduct for Business Partners, available in Schedule 1 to this Appendix 4, which is fundamental to Polestar’ business and values, and Supplier agrees that it and its officers, directors, and employees will comply with the principles of Polestar’s Code of Conduct for Business Partners in connection with the conduct of its obligations under this Manufacturing 2 Agreement. Notwithstanding the foregoing, (a) Schedule 2 to this Appendix 4 shall prevail over the Polestar’s Code of Conduct for Business Partners, and (b) in case of conflicts between Polestar’s Code of Conduct for Business Partners and this Manufacturing Agreement, this Manufacturing Agreement shall prevail. Each Party shall take commercially reasonable efforts (i) to procure that the principles of Polestar’s Code of Conduct for Business Partners is communicated to its Contracted Direct Suppliers who are involved in the performance of this Manufacturing Agreement and (ii) to cause Polestar’s Code of Conduct for Business Partners or equivalent principles (including Geely Supplier Code of Conduct) to be communicated to sub-tier Component Suppliers and future suppliers of Unique Type Bound Tooling and Equipment sourced after signing of this Manufacturing Agreement. 2. ANTI CORRUPTION AND ANTI BRIBERY 2.1. Each Party shall comply with the Applicable Laws in respect of anti-bribery, anti-corruption and anti-money laundering. 2.2. The Parties represent and warrant respectively that they have implemented policies and procedures aiming at preventing corruption and bribery, including effective sanctions against any activity of its directors, officers and employees that might be considered a corrupt or illegal practice under relevant Applicable Laws in respect of anti-corruption and anti-bribery. 3. SANCTIONS AND EXPORT CONTROL 3.1. The Parties shall procure the information from their Contracted Direct Suppliers and thereafter provide such information and documentation necessary or useful for Polestar or Geely to comply with Applicable Laws relating to import, export or re-export of goods.[***] 4. PERSONAL DATA PROTECTION 4.1. When performing their obligations under this Manufacturing Agreement and other Project agreements directly referencing this Section 4, the Parties shall (without limiting the generality of Sections 1.1 and 1.2) comply with Applicable Laws on data protection and privacy, in particular, including but not limited to the Data Protection Laws, and shall use its commercially reasonable efforts to ensure that any RB Affiliates or Sub-Contractors also comply therewith.

3 4.2. In the event that a Party is required to collect and process the Personal Data of the legal representative and employees of the other Party for the purpose of concluding and performing this Manufacturing Agreement, and more broadly for the management of their contractual relations, each Party acts as an independent Data Controller. Accordingly, each Party shall be responsible for collecting processing, sharing and transferring the Personal Data in accordance with the applicable Data Protection Laws and in particular for collecting and sharing consent (if applicable) or to respond to Data Subjects rights (access, rectification, erasure, etc.). 4.3. If Geely processes any Personal Data on behalf of Polestar and in accordance with its instructions as part of or in connection with the performance of this Manufacturing Agreement, the Parties agree that the Data Processing Agreement [***] between the Geely Auto Group Co., Ltd. and Polestar Performance AB effective as of [***] along with any subsequent amendments shall apply between them, and shall be deemed an integral part of this Manufacturing Agreement. 5. SUSTAINABLE SUPPLY CHAIN 5.1. Without limiting the generality of Sections 1.1, 1.2 and 5, each Party shall, when performing their obligations under this Manufacturing Agreement, comply with: (a) all Applicable Laws relating to the protection of people’s free enjoyment of labor laws, i.e., national laws regulating working conditions, workplace health and safety, discrimination, and the right to freedom of association and collective bargaining; and[***] internationally recognised human rights contained in Global Compact (UNGC) covering human rights, labour standards, the environment, and anti-corruption[***]the International Bill of Human Rights (i.e. the Universal Declaration of Human Rights, the International Covenant on Civil and Political Rights and the International Covenant on Economic, Social and Cultural Rights); Ten Principles of the United Nations ration of Fundamental Principles and Rights at Work; [***] (b) the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas for Polestar to fulfil the objective of such guidance.[***] 5.2. The Parties shall establish and maintain (or encourage its Contracted Direct Suppliers to establish or maintain, as the case may be) a human rights and environmental due diligence 4 process, appropriate for the organization’s size and circumstances, when performing their obligations under this Manufacturing Agreement, with reference to the principles set forth in the OECD Due Diligence Guidance for Responsible Business conduct, the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and any other applicable laws mentioned above, to identify, prevent, mitigate and account for how a Party addresses the social and environmental impacts of its activities. 5.3. Potential necessary mitigating and/or remediating actions identified by a Party will form part of a Corrective Action Plan (CAP), mutually agreed on by the Parties in good faith, to be implemented by the relevant Party within a mutually agreed timeframe and followed-up continuously during the term of this Manufacturing Agreement. 6. ENVIRONMENT, SUBSTANCE AND MATERIALS REPORTING AND COMPLIANCE 6.1. Supplier shall use best efforts to comply with requirements under Applicable Laws relating to use (or prohibition on use) of certain materials and substances in the Vehicle and use commercially reasonable efforts to utilize and comply with Applicable Laws concerning reporting processes and requirements relating to data, materials or other information such as IMDS database. 6.2. The Parties acknowledge that manufacture and sale of the Vehicles shall be efficient and sustainable in terms of their impact on the environment following the substantiality requirements under Appendix 3 of this Manufacturing Agreement. [***] 7. SHARING OF INFORMATION [***] 8. CONSEQUENCES OF NON-COMPLIANCE Each Party shall promptly notify the other Party if a Party knows or has reason to believe that a breach of any provision of this Appendix 4 (Responsible Business) including Polestar’s Code of Conduct for Business Partners pursuant to Section 1.4 has occurred in connection with this Manufacturing Agreement. Further, the non-compliant Party shall, take all necessary actions to remedy such breach. Failure by a Party to comply with the terms of this Appendix 4 shall cause the Parties to engage 5 in good-faith negotiations through escalation to be done according to Section 28.1 of this Manufacturing Agreement. If the Parties have not agreed on such remedy through the foregoing escalation process, the breach shall be considered material and the affected Party shall have a right to terminate this Manufacturing Agreement with a 5-days prior notice, or by such longer notice period as such Party decides in its sole opinion. 9. TERRITORY EXPANSION If the Territory extends to [***], the Parties agree to initiate a separate discussion concerning the principles and practices of Parties’ obligation set forth in this Appendix 4 (Responsible Business). 6 DEFINITIONS Other than as specifically defined in this Appendix 4, all capitalised terms used in this Appendix 4 shall have the meaning as ascribed to it in the main body of this Manufacturing Agreement. A reference to any Section in this Appendix 4 is a reference to the Section numbers as provided in this Appendix 4 unless otherwise specified. “Contracted Direct Suppliers” means tier-1 Component Suppliers. “Data Controller” means a natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the Processing of Personal Data. “Data Protection Laws” mean all applicable data protection and privacy legislation, regulations and guidance including Regulation (EU) 2016/679 (the "General Data Protection Regulation" or the "GDPR") and the applicable EU member state laws providing for implementations and derogations, as well as Directive 2002/58/EC and applicable EU member state laws transposing it, together with any application guidelines and normative decisions issued by the European Data Protection Board (all as amended, replaced or re-enacted from time to time). “Data Subject” means an identified or identifiable natural person to whom Personal Data relates. “Geely” as referred to in this Appendix 4 means Supplier and/or its RB Affiliates. “Geely Group” means any other legal entity that, directly or indirectly, is controlled (as defined in the main body of this Manufacturing Agreement) by the same ultimate beneficial owner of Zhejiang Geely Holding Group Company Limited (reg. no. 91330000747735638J). [***] “Personal Data” has the meaning set out in the Data Protection Laws. “Polestar” as referred to in this Appendix 4 means Buyer and/or its RB Affiliates. “Process”, “Processing” and “Processed” each has the meaning set out in Data Protection Laws. “Project” means this [***] collaboration project between the Parties in respect of the Vehicle. “RB Affiliates” as referred to in this Appendix 4 in respect of a Party means (i) such Party’s Affiliates that will be signing the Project agreements and (ii) such Party’s Affiliates that is involved in the Project. [***] “Sanctioned Country” means any country or territory which is, or whose government is, the subject of comprehensive sanctions (as at the date hereof consisting of Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the Donetsk, Luhansk, Kherson and Zaporizhzhia regions of

保密：二级
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Ukraine). For the purpose of this Manufacturing Agreement, Belarus, Russia and Venezuela are deemed as Sanctioned Country.

“**Sub-Contractor**” means any natural or legal person that enters into a business contract with any Party for the provision of services that Processes the Personal Data under this Project.

7

保密：二级
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Schedule 1

Polestar’s Code of Conduct for Business Partners

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保密：二级
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Schedule 2

Exceptions to Polestar's Code of Conduct for Business Partners

No.	Polestar's Code of Conduct for Business Partners Clauses	Exception
1	(***)	[***]
2	6.6 Business Partner shall have in place practices that enable responsible, proportionate, and efficient waste management within its operations and actively work to minimise and ultimately eliminate waste. This includes applying circular business model approaches to avoid waste going to landfill, oceans, rivers, or incineration …	Section 2.3 of Appendix 3 under this Manufacturing Agreement shall apply instead of the referenced clause under Section 6.6 of *Polestar's Code of Conduct for Business Partners*.

9

Polestar

Code of Conduct for Business Partners

The valid version of this policy is published and available on polestar.com and for all employees on the Polestar intranet. Polestar Legal is responsible for ensuring that the latest version of this Code of Conduct for Business Partners is published and available.

The original language of this document is English.

Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 2 of 17 Table of Contents 1 Introduction ................................................................................................................................... 4 2 Purpose .......................................................................................................................................... 4 3 General requirements ............................................................................................................... 4 3.1 Speak up ............................................................................................................................................. 5 3.2 Audit rights ......................................................................................................................................... 6 3.3 Consequences of violations ........................................................................................................ 6 4 Ethical business .......................................................................................................................... 7 4.1 Anti-corruption .................................................................................................................................... 7 4.2 Conflict of interest ............................................................................................................................. 7 4.3 Fair competition and business practices ................................................................................. 7 4.4 Sanctions and export control ...................................................................................................... 8 4.5 Protecting Polestar’s confidential information and intellectual property .................... 8 4.6 Privacy and data protection ......................................................................................................... 8 4.7 Cyber security ................................................................................................................................... 9 4.8 Artificial intelligence (AI) ................................................................................................................ 9 5 Protecting people ..................................................................................................................... 10 5.1 Respect for human rights ............................................................................................................ 10 5.2 Child labour ....................................................................................................................................... 10 5.3 Forced labour and modern slavery .......................................................................................... 10 5.4 Threats or occurrence of abuse or violence ........................................................................ 10 5.5 Health and safety ............................................................................................................................. 11 5.6 Terms of employment .................................................................................................................... 11 5.7 Wages and benefits ........................................................................................................................ 11 5.8 Working hours .................................................................................................................................. 12 5.9 Freedom of association and collective bargaining ............................................................ 12 5.10 Non-discrimination and equal opportunities ......................................................................... 12 5.11 Rights of minorities and indigenous people ......................................................................... 12 6 Environmental responsibility ................................................................................................ 13 6.1 Environmental management ...................................................................................................... 13 6.2 Climate impact reduction ............................................................................................................. 13 6.3 Circular economy and resource efficiency ........................................................................... 14 6.4 Energy efficiency ............................................................................................................................ 14 Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 3 of 17 6.5 Water management ....................................................................................................................... 14 6.6 Waste management ...................................................................................................................... 14 6.7 Substances of concern ................................................................................................................. 14 6.8 Biodiversity ........................................................................................................................................ 14 7 Responsible value chain management ............................................................................ 15 7.1 Human rights and environmental due diligence ................................................................. 15 7.2 Responsible sourcing of conflict minerals ............................................................................. 15 7.3 Responsible sourcing of high-risk materials ........................................................................ 15 8 Contacts ........................................................................................................................................ 17 Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 4 of 17 1 Introduction Ever since the launch of the Polestar brand in 2017, our company has aimed to make a difference and to bring new standards to an old industry. This includes the standards that we place on ourselves and on our partners: how we do business, how we treat each other and our partners, and how we interact with the world around us. At Polestar1, we believe in trust, integrity, and ownership – in every aspect of our operations. And we expect the same level of commitment from all of our business partners and suppliers – throughout the value chain. As a business partner to Polestar, we expect you to adhere to the principles and standards that are set out in this Code of Conduct for Business Partners (the “Code”). 2 Purpose This Code of Conduct for Business Partners sets out the responsible business standards and principles that Polestar requires all Business Partners2 to abide by throughout the course of their business relationship with Polestar. This Code includes minimum requirements based on international standards on human rights and working conditions, environmental responsibility and ethical business conduct, including but not limited to the OECD Guidelines for Multinational Enterprises on Responsible Business Conduct and the Ten Principles of the UN Global Compact. The Code is an integral part of any existing business relationship with Polestar and is incorporated by reference into the agreements. 3 General requirements Polestar is committed to sustainable development and responsible business practices and to integrating these commitments throughout its value chain. Polestar expects the same level of commitment from its Business Partners. By entering into a business relationship with Polestar and during the term of this business relationship, Business Partner shall: - conduct its business in compliance with applicable laws and regulations, this Code, and other contractual terms and conditions agreed with Polestar. 1 “Polestar” means Polestar Automotive Holding UK PLC and its subsidiaries (i.e. all persons and entities directly or indirectly controlled by Polestar Automotive Holding UK PLC, where control may be by management authority, equity interest or otherwise). 2 “Business Partner” means any individual or entity (including its directors, officers and employees) that supplies goods or services to Polestar, e.g. suppliers and service providers, or that sells Polestar products and related services, e.g. importers, dealers or repairers, and representatives engaged to act for or on behalf of Polestar. Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 5 of 17 - implement the standards and principles set out in this Code throughout its organisation and extend the requirements to its value chain, ensuring that its Employees3, subcontractors and other relevant third parties comply with the standards and principles. - implement and maintain appropriate due diligence processes and risk management systems in its operations in order to address any human rights and environmental impacts of its operations and its supply chain. This includes having adequate policies, tools, risk assessment and internal controls in place to identify, prevent and mitigate risks for adverse human rights and environmental impacts in its operations and supply chains. - invest in training programmes and capacity building to enhance awareness and understanding of the areas covered by this Code among its Employees, relevant subcontractors and other stakeholders. - apply the precautionary principle, which means to take adequate protective measures whenever there is reason to believe that a potential action or inaction may negatively impact the health or safety of a person, society or the environment. - support audits and assessments to verify compliance with the areas covered by this Code, including making relevant premises and all necessary information and documentation available to Polestar. - where needed, take timely and appropriate corrective actions to cease, prevent and mitigate negative impacts on people or the environment, and provide access to remediation for affected stakeholders, and undertake environmental restoration where appropriate. - provide access to effective grievance channels and remedial mechanisms for Employees and other stakeholders potentially affected by its activities, including local communities and vulnerable groups, to raise legitimate concerns related to any area covered by this Code without fear of retaliation. There may be instances when the standards and principles set forth in this Code differ from local laws or regulations in a particular country. If that is the case, and local laws and regulations impose higher standards than those set out in this Code, local laws and regulations shall always apply. If instead, this Code provides for a higher standard, the Code prevails, unless this results in illegal activity. If any requirement in the Code conflicts with local laws and regulations, Business Partner shall, without undue delay, notify Polestar. 3.1 Speak up Business Partner shall promptly report any observation connected to its business relationship with Polestar that may imply a violation of applicable laws and regulations, or with the requirements under this Code. 3 “Employee(s)” refer to any individual employed or engaged, directly or indirectly, by the Business Partner, including those in full-time, part-time, internship or trainee roles as well as temporary and contract positions.

Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 6 of 17 Reports may be submitted to Polestar’s reporting line SpeakUp4. Reports can also be made via phone on the SpeakUp phone numbers listed on Polestar’s website5. Business Partner shall collaborate with Polestar in case of investigation and is expected not to retaliate against anyone who reports suspected violations. 3.2 Audit rights In addition to any audit rights set out in any contractual terms and conditions entered into with Polestar, Business Partner agrees: - that Polestar (either directly or through an independent third party appointed for that purpose) may verify and assess their compliance with this Code by conducting an audit at any time. Any such audit will be subject to prior written notice, unless Polestar reasonably believes that giving prior notice will interfere with the possibility of verifying compliance. - to provide Polestar with all relevant information, including information from and/or about subcontractors, - to make Employees available for unsupervised interviews, and employees must be allowed to speak freely without risk of retaliation, and - to allow Polestar and its representatives, or independent third parties appointed for that purpose, access to their premises for the purpose of performing such audits. 3.3 Consequences of violations Business Partner agrees that a breach of any of its obligations or undertakings under this Code is a material breach of contract, and may (in Polestar’s sole discretion) result in: - the Business Partner having to take necessary remedies, including to pay damages and implementing appropriate and timely corrective actions, so as to remedy the violation and to prevent similar occurrences in the future; and - Polestar taking actions against the violating Business Partner, up to immediate termination of the business relationship, upon written notice to the Business Partner. 4 https://polestar.speakup.report/polestar-external 5 https://www.polestar.com/ethics Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 7 of 17 4 Ethical business Polestar is dedicated to promoting an ethical business environment based on integrity, transparency, high standards and responsible practices. This includes that we together foster trust and accountability within our partnerships. As a Business Partner, we expect you to share our commitment to ethical business and thus adhere to the following requirements: 4.1 Anti-corruption Business Partner shall comply with all applicable laws and regulations relating to anti-bribery and anti-corruption. Business Partner shall never, directly or indirectly, engage in or tolerate any form of bribery or corruption. This prohibition includes but is not limited to facilitation payments, inappropriate gifts, favours or hospitality, and political contributions. Consequently, Business Partner shall not authorise, offer, give, solicit or receive, directly or indirectly, any form of inappropriate benefit or undue advantage6 with the intention to improperly influence a business decision or obtain any form of preferential treatment, whether it involves government officials or private individuals. Business Partner shall be extra cautious when interacting with public officials, working with agents or other intermediaries, or in high-risk situations such as donations or sponsoring activities. Business Partner shall ensure that all its reports, records and invoices are accurate and complete, and that they contain no false or misleading information. Business Partner shall refrain from providing any form of inappropriate benefit or undue advantage to Polestar directors, officers and employees. If a Polestar employee would ask for any such benefit or advantage, Business Partner is encouraged to notify Polestar, even if the request is denied. 4.2 Conflict of interest Business Partner shall conduct business in an objective and transparent way and diligently identify, disclose and manage any potential or actual conflict of interest that may be linked to its interaction with Polestar. Business Partner must disclose to Polestar any situation where any of its employees (or any of their close relatives) have a personal relationship with a Polestar employee in position to make, or influence decisions related to Business Partner’s business. Similarly, Business Partner shall also disclose if a Polestar employee has a personal interest of any kind, including financial ties, to the Business Partner’s business. 4.3 Fair competition and business practices Business Partner shall comply with applicable competition laws and regulations (also referred to as antitrust laws). In particular, Business Partner must refrain from activities or agreements that would restrict or hinder competition, including but not limited to any arrangement that may influence prices, terms of sales (including discounts), strategies, 6 “Inappropriate benefit or undue advantage” includes, but is not limited to anything of value, such as gifts unrelated to the demonstration of a product or service, monetary loans, pleasure trips or vacations, event tickets, luxury goods, concealed commissions or kickbacks, or other forms of cash or cash equivalents given to business interlocutors, their family members, or third parties at their direction. Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 8 of 17 market shares, customer allocation, territories or any other conduct that unlawfully restricts or may restrict competition, unless explicitly allowed under applicable law. A Business Partner that interacts with a competitor of Polestar must never share any of Polestar’s competitively sensitive information with the competitor and vice versa not share any such competitor information with Polestar, even via third parties. 4.4 Sanctions and export control Business Partner shall comply with all sanctions and import and export control laws and regulations. Business Partner shall not perform any act which would violate or evade sanctions rules, or cause Polestar to violate rules applicable to Polestar or otherwise expose Polestar to adverse consequences. Business Partner warrants and represents that neither the Business Partner nor any of its affiliates, directors or officers is a Listed Person7. Business Partner shall not supply to Polestar any goods, services, software, or technology from or involving any Listed Person or a Sanctioned Country8. Business Partner shall ensure that Polestar’s products and services are not sold, or in any other way made available, to a Sanctioned Country or to a Listed Person. 4.5 Protecting Polestar’s confidential information and intellectual property Business Partner shall respect and protect Polestar’s confidential information and intellectual property rights in accordance with applicable laws and the contractual terms and conditions, e.g. by protecting such information from improper disclosure, theft or misuse and only disclose Polestar’s confidential information to Business Partner’s employees with a legitimate “need to know”. Business Partner shall not share Polestar’s confidential information with a competitor of Polestar, unless Polestar has given its prior written consent. 4.6 Privacy and data protection Business Partner shall comply with applicable privacy and data protection laws and regulations when processing personal data in relation to its business with Polestar. 9 When Polestar entrusts Business Partner with processing of personal data, the Business Partner shall comply with the agreed upon specific contractual terms and conditions. In particular, and without limitation, Business Partner shall protect personal data from personal data breaches and must immediately report to Polestar any incident that involves Polestar personal data. 7 "Listed Person" means (i) any individual, company, entity or organisation designated for sanctions or import/export control restrictions, or otherwise subject to sanctions or import/export control restrictions, and (ii) companies, entities or organisations that are owned 50 percent or greater by any combination of Listed Persons, or controlled by a Listed Person. 8 ”Sanctioned Country” means any country or territory which is subject to comprehensive, government-wide, or broad sectoral sanctions as may be in place or imposed from time to time. 9 “Processing” and “personal data” have the meanings given to them in the relevant and applicable laws and regulations. Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 9 of 17 4.7 Cyber security Business Partner shall safeguard the integrity and security of its systems. Business Partner shall have up-to-date and effective security policies and procedures in place that comply with applicable laws and regulations related to IT security and cyber security. Business Partner shall have an incident response plan in place to address security breaches and a business continuity and disaster recovery plan to ensure IT systems and data can be recovered in the event of disruption. 4.8 Artificial intelligence (AI) If Business Partner is developing or providing an AI system for Polestar, or uses AI systems to deliver products or services to Polestar, Business Partner shall ensure responsible development and use of the AI systems, including ethical considerations, transparency and compliance with applicable laws and regulations.

Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 10 of 17 5 Protecting people Polestar is committed to ensure that all people are provided with working conditions that are in line with international labour standards, and to respect and promote internationally proclaimed principles for human rights, including children’s rights and rights of minorities and indigenous people. Polestar expects Business Partner to share the commitment to protecting people. In line with this, Business Partner shall adhere to the following requirements: 5.1 Respect for human rights Business Partner shall adhere to and respect international human rights laws and standards, including at minimum the International Bill of Human Rights, the Convention on the Rights of the Child, and the fundamental conventions as set out in the ILO Declaration on Fundamental Principles and Rights at Work10. Business Partner shall further adhere to the UN Guiding Principles on Business and Human Rights and other applicable internationally recognised standards. 5.2 Child labour Business Partner shall not tolerate any forms of child labour in its own operations or value chain and always act in the best interest of the child. The minimum working age is the age of completion of compulsory school, in line with the country’s legal minimum age requirement, but never less than 15 years.11 Young workers under the age of 18 years shall not be exposed to any hazardous work, meaning work that risks harming the physical or mental health, safety, or morals of young persons.12 Business Partner shall set necessary mechanisms to prevent, identify and mitigate harm to young workers. 5.3 Forced labour and modern slavery There can be no forced labour of any kind relating to Polestar’s business, products and services. Therefore, Business Partner, and its recruitment firms or others acting on its behalf, must not use or promote forced labour, regardless of its form, including but not limited to debt bondage, prison labour, human trafficking and any other forms of modern slavery, such as holding on to identity documents, passports or work permits, charging of any fees or related costs to Employees throughout the recruitment process, withholding of wages, abusive working conditions, threatening with reporting to immigration authorities or securing guards to intimidate workers to stay, or any other kind of exploitation or abuse. 5.4 Threats or occurrence of abuse or violence Business Partner shall implement adequate safeguards to protect Employees and other stakeholders (including people from nearby communities) from being subject to threats or occurrence of abuse or violence. This includes taking timely and appropriate action to investigate and address any form of psychological or physical abuse, whether occurring in the immediate workplace or linked via contracted third parties, including but not limited to private or public security personnel. 10 International Labor Organization conventions numbers 29, 87, 98, 100, 105, 111, 138 and 182. 11 In line with the ILO Minimum Age Convention No. 138. 12 In line with the ILO Worst Forms of Child Labour Convention No. 182. Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 11 of 17 5.5 Health and safety Safety should always be one of the most important factors in any decision. Business Partner shall provide and at all times maintain a safe and healthy working environment, that meets, and preferably exceeds, applicable standards and legal requirements. Workplace premises shall be kept in a clean and suitable condition for the intended purpose and be designed to meet the needs of both Employees, and where relevant, visitors, subcontractors, and other stakeholders.13 If Business Partner provides accommodation either directly or indirectly, it shall fulfil legal standards and be designed to satisfy the needs of both occupants and visitors. Business Partner shall proactively address health and safety risks to protect Employees, visitors, subcontractors, or relevant stakeholders from being exposed to any work-related hazards likely to pose a risk of causing injury, illness or death. In line with this, Business Partner shall implement adequate occupational health and safety procedures14 and provide Employees with appropriate personal protective equipment. Business Partner shall provide appropriate training and information on health and safety to all Employees and encourage them to report safety risks and incidents. It is vital that the necessary health and safety-related information is clear, easily accessible, and available in a language understandable to each Employee, or where relevant, other stakeholders. 5.6 Terms of employment Business Partner shall guarantee that the working conditions for its employees comply with all applicable legal requirements as well as applicable collective bargaining agreements. In addition, Business Partner shall ensure the right of Employees to receive written information specifying their terms of employment and other relevant information such as wage statements, in a format and language that they can easily understand. Employees should be able to leave their positions freely or terminate their employment with reasonable notice, and employees should never be required to surrender government-issued identification or work permits as a condition of employment. 5.7 Wages and benefits Business Partner shall pay employees wages and benefits that meet or exceed the legal minimum standards, collective bargaining agreements or appropriate prevailing industry standards, whichever is higher. Business Partner shall pay its Employees fair living wages, defined as an income earned during normal working hours that meets the basic needs of workers and their families, with some left over for extra expenses or savings. Business Partner shall pay wages on a regular basis and in full. Wage deductions or withholding of wages are not permitted unless prescribed by applicable law, regulations or collective bargaining agreements. Wage deductions as a disciplinary measure shall not be permitted, except when permitted by applicable law, and the employee has violated the law 13 This includes providing appropriate water, sanitation and hygiene as well as prevention and control of occupational hazards due to e.g. noise, temperature and vibration to ensure appropriate working conditions that secure human well-being, safety, and health. 14 This includes to implement adequate emergency preparedness and conduct regular evacuation drills. Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 12 of 17 or otherwise engaged in gross misconduct, where there is a contractual disciplinary procedure that includes this as a possible sanction. Information about wages and benefits must be available to all employees, in a language that they can understand, timely and in accordance with applicable laws. 5.8 Working hours Business Partner shall comply with applicable laws and regulations regarding working hours (including but not limited to overtime and overtime compensation, maximum daily and weekly working hours, rest rules, and annual, sick, and parental leave. Business Partner shall respect regular working hours and should enable Employees to achieve a work-life balance. All overtime work shall be voluntary and appropriately compensated.15 Employees shall have at least 24 consecutive hours of rest after six days of work. 5.9 Freedom of association and collective bargaining Business Partner shall respect the rights of its employees to form, join or exclude themselves from employer-employee relationship-related associations and trade unions, to bargain collectively and to engage in assembly, where permissible by local laws. Where local laws set restrictions on the right to freedom of association, Business Partner shall support other lawful forms of employee representation. Business Partner shall also ensure that employees are given the opportunity to discuss their working conditions with management without fear of discrimination, retaliation, intimidation, or harassment. 5.10 Non-discrimination and equal opportunities Business Partner shall not engage in or tolerate any form of discrimination based on gender, race, ethnicity, religion, age, disability, pregnancy, sexual orientation, nationality or national origin, political opinion, union affiliation, social background or other characteristics protected by applicable law. All employees must be treated with respect, dignity and common courtesy, where equal opportunities based on competence are provided, and provided with a workplace free of harassment or abuse of any kind, harsh or inhumane treatment, or unlawful practices. 5.11 Rights of minorities and indigenous people Business Partner shall respect the principles of the United Nations Declaration on the Rights of Indigenous Peoples and ILO Convention No. 169 on Indigenous and Tribal Peoples. The principle of FPIC (Free Prior and Informed Consent) shall be respected when it comes to indigenous people. Any material, service or operations coming from the lands of uncontacted tribes is not tolerated. Business Partner should have a robust risk assessment in place before starting operations or engaging in activities where the rights of indigenous people or local communities may be adversely affected and implement mitigating actions as required. 15 In line with the ILO conventions Hours of Work No. 1 and No. 30. Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 13 of 17 6 Environmental responsibility Polestar recognises that while our cars contribute to the climate transition, they also introduce new sustainability challenges. There is a reliance on resources that are under increasing strain, and there is a responsibility to address these risks. We are committed to lowering our environmental footprint, protecting nature and biodiversity, and using resources responsibly. By systematically addressing these risks and dependencies, actions are ensured to contribute to long-term resilience and align with the urgent need for sustainable development. Business Partner is expected to share Polestar’s commitment to protecting the environment, limiting our overall environmental impact throughout the value chain by prioritising more sustainable materials, choosing renewable and fossil free sources, optimising resource use and eliminating waste. This involves taking a proactive approach to protect nature and biodiversity by reducing the environmental footprint of their operations, products and services through reducing greenhouse gas emissions, conserving resources, reducing pollution, and promoting circular economy within its value chain. Business Partner shall adhere to applicable environmental laws and regulations, reporting requirements and obtain and maintain required environmental permits. Business Partner shall, as appropriate for the size, nature, and circumstances of its business, adhere to the following environmental requirements, and Business Partner is also expected to set similar environmental expectations on its value chains. 6.1 Environmental management Business Partner shall continuously improve its environmental performance by assessing the environmental impact of its products, services and activities. Business Partner shall implement mitigation actions to address the identified risks and monitor the effectiveness of such actions, preferably through a certified environmental management program. Business Partner shall set and work towards targets for continuous reduction of its environmental impact throughout the entire value chain, including e.g. product development, manufacturing, operations, distribution, and logistics. Business Partner shall be transparent and on a continuous basis inform Polestar about its environmental performance, and shall have procedures in place to manage environmental performance of its business partners, communicate qualitative and quantitative data, and allow Polestar to disclose it with relevant stakeholders and affected parties to fulfil regulatory obligations, when applicable. 6.2 Climate impact reduction Business Partner shall actively support Polestar’s aim to reach climate neutrality by 2040. Business Partner shall establish a GHG emissions reduction plan and set targets in line with climate science and the Paris Agreement, and preferably have such targets validated by the Science Based Target Initiative. Business Partner shall prioritise the use of recycled and/or renewable, low- and near-zero CO2 emission materials in its products, by giving preference to materials with a lower carbon footprint in comparison to conventional alternatives, and by promoting circular economy within its value chain.

Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 14 of 17 6.3 Circular economy and resource efficiency Business Partner shall use resources responsibly and actively work to improve resource efficiency, including but not limited to energy, water, and materials. Business Partner should further adopt circular principles to minimise the use of primary resources and to increase the use of secondary resources. 6.4 Energy efficiency Business Partner shall actively work to improve its energy efficiency by implementing measures to reduce energy use and to increase the share of renewable or fossil free energy related to its operations and value chain. 6.5 Water management Business Partner shall have in place practices that enable efficient water management. This includes implementing clear and measurable targets for reducing water withdrawal, water consumption and prevent pollution from its water discharge. These targets should take into account the nature and context of the Business Partner’s operations, including the geolocation (e.g. areas of high water stress). 6.6 Waste management Business Partner shall have in place practices that enable responsible, proportionate, and efficient waste management within its operations and actively work to minimise and ultimately eliminate waste. This includes applying circular business model approaches to avoid waste going to landfill, oceans, rivers, or incineration. Business Partner should strive to eliminate waste and pollution overall by redirecting redundant material into high value circular loops. 6.7 Substances of concern Business Partner shall implement adequate procedures when handling potentially harmful chemicals and substances to ensure that any hazardous substances and chemicals are managed safely with regard to Employees as well as other stakeholders and the environment. Polestar takes a proactive approach in eliminating the use of substances of concern and substances of very high concern. In line with this, Business Partner shall, where applicable, actively work to minimise and phase out its use of harmful chemicals and substances and support Polestar on its journey to eliminate such substances from its products and facilities. 6.8 Biodiversity Business Partner shall consider the nature and context of its activities, including its geolocation(s) in key biodiversity areas, appropriately assess its biodiversity impact and prioritise to actively avoid and mitigate its negative impacts, including but not limited to pollution and land use change. Business Partner shall not directly or indirectly procure or finance the procurement of raw materials that result in deforestation, habitat destruction or that are mined from the deep seabed. Business Partner should engage in an contribute to restoration activities, the protection of natural ecosystems and endangered species. Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 15 of 17 7 Responsible value chain management At Polestar, we continuously monitor, assess and take action to ensure that our business activities and products are not linked to human rights abuses, unethical business conduct, environmental harm or animal abuse. Business Partner is expected to share this commitment to responsible value chain management and to set similar expectations on its value chains. In line with this, Business Partner shall adhere to the following requirements: 7.1 Human rights and environmental due diligence Business Partner shall have effective due diligence processes in line with the OECD Due Diligence Guidance for Responsible Business Conduct. The human rights and environmental due diligence conducted by the Business Partner shall be risk-based and appropriate for the size, nature, and circumstances of its business. This includes to identify, prevent, and mitigate potential and actual adverse impacts on people and the planet, with particular consideration for vulnerable groups. Business Partner is expected to use only natural resources (including but not limited to minerals, metals and timber) that have been extracted and traded in such a way that does not contribute to human rights abuses, unethical business conduct, environmental damage, animal abuse or funding for conflicts. 7.2 Responsible sourcing of conflict minerals Business Partner shall implement special due diligence processes on conflict minerals (3TG; tin, tungsten, tantalum, and gold) and other critical raw materials from conflict and high-risk areas, in line with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, and ensure that their suppliers exercise due diligence within their operations and cascade the requirements to their supply chains to help stem the trade associated with the risk of financing armed conflict, and ensure proactive elimination of conflict minerals from products and the supply chain. Business Partners reporting high-risk smelters are asked to closely monitor their supply chain and take the necessary measures to cease cooperation with these smelters. Business Partner also has the responsibility to provide consolidated reports at least once a year, in line with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, the US Dodd Frank Act and the EU Conflict Minerals Regulation. 7.3 Responsible sourcing of high-risk materials As part of its due diligence, Business Partner shall continuously map its supply chain in line with a risk-based approach, preferably end-to-end. Increased traceability and supply chain transparency is key to identify, prevent, and mitigate potential and actual risks to people and planet. Business Partner is required to fully support and co-operate with Polestar’s efforts to secure full transparency and traceability of risk materials. Upon Polestar’s request, Business Partner shall provide further evidence and complete and truthful information on their supply chain and due diligence measures. Polestar expects its suppliers to maintain such tracking data and to be able to provide such information upon request. Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 16 of 17 With regard to animal-based materials, Business Partner shall support responsible sourcing practices to live up to the strictest standards of animal welfare. Code of Conduct for Business Partners Date 2025.06.12 Version 2 Security class Public Page 17 of 17 8 Contacts You may contact Polestar Legal in any of these ways: Email: legal@polestar.com Postal mail: Polestar Att: Polestar Legal Assar Gabrielssons Väg 9 SE-405 31 Göteborg Sweden Violations of this Code of Conduct for Business Partners or other Polestar policies can be reported via https://polestar.speakup.report/polestar-external Reports can also be made via phone on the SpeakUp phone numbers published on https://www.polestar.com/ethics Date: Adopted by the Board of Directors of Polestar Automotive Holding UK PLC on 12 June 2025. Published by: Polestar Legal This Code shall not be construed as an employment contract and does not give anyone any right to continued employment by Polestar.

Agreement no.: GEE25-012 Confidential C Appendix 5 QUALITY & WARRANTY to the Manufacturing and Vehicle Supply Agreement [***] 2 Internal Information - Polestar Appendix 6 [***] Unique Equipment List [***] Agreement no.: GEE25-012 1 APPENDIX 7 Supply Chain Service Specification and Cost Reductions [***]

Polestar Agreement no. GEE25-012- Appendix 8 1 (1) 2025-11-07 POLESTAR’S MINIMUM INFORMATION AND IT SECURITY REQUIREMENTS [***]